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                     CABLETRON OEM PRODUCT SUPPLY AGREEMENT

The terms contained herein, along with the attachments and exhibits constitute an "Agreement" made this 22nd day of October 1999 (the "Effective Date") between Cabletron Systems, Inc., a Delaware corporation with its principal place of business at 35 Industrial Way, Rochester, New Hampshire, U.S.A., and its subsidiaries (collectively "Cabletron") and Sonoma Systems, a California corporation, with its principle place of business at 4640 Admiralty Way #600, Marina del Rey, California, U.S.A. ("Supplier").

1.   DEFINITIONS:

1.1. END USER shall mean the ultimate customer that purchases Products for its internal use from Cabletron or a Reseller.

1.2. BUSINESS DAYS shall mean week days excluding the United States holidays of Martin Luther King Day, Presidents' Day, Memorial Day, Labor Day, Columbus Day and Thanksgiving Day and the days of January 1st, July 4th and December 25th when those days are on or are celebrated on weekdays.

1.3.   EXHIBITS - The Exhibits to this Agreement are:

       Exhibit A      Products & Prices
       Exhibit B      Re-branding Specifications
       Exhibit C      Product Specifications
       Exhibit D      Technical Support Guidelines
       Exhibit E      Software License Terms

1.4. INTELLECTUAL PROPERTY RIGHTS shall mean all patents, copyrights, trademarks, mask works and other intellectual property rights relating to a Product.

1.5. LEAP YEAR shall mean a calendar year that is evenly divisible by 4. If the year is evenly divisible by 100 (known as a century year), it is not a leap year. However, if the century year is evenly divisible by 400, then it is a leap year.

1.6. LICENSED SOFTWARE shall mean Supplier software, together with related documentation and media that is supplied separately and/or incorporated within a Hardware Product.

1.7. CABLETRON BRANDS shall mean the trademarks, tradenames, brands or other product designations that are owned or licensed by Cabletron and under which Cabletron will resell Products.

1.8. ORDERS shall mean purchase orders for Products submitted to Supplier by Cabletron under the terms of this Agreement.

1.9.   PARTIES shall mean Supplier and Cabletron.

1.10. PRODUCTS shall mean the re-branded Supplier hardware products and Licensed Software that are eligible for purchase and resale by Cabletron, listed on Exhibit A to this Agreement, and introduced by Supplier during any term of this Agreement that enhances or is the functional replacement for any Product.

1.11. PRODUCT SPECIFICATIONS shall mean Supplier's published specifications for the Supplier product current on date Supplier accepts Cabletron's Order, the re-branding specifications set forth in Exhibit B and any additional specifications agreed to by the Parties in writing.

1.12.  RESELLERS shall mean entities authorized by Cabletron to resell Products.

1.13. RETURN MATERIAL AUTHORIZATION OR "RMA" shall have the meaning set forth in Section 8.3.

1.14. SOFTWARE shall mean Licensed Software and software (firmware) incorporated in hardware Products.

1.15. SOFTWARE UPDATES shall mean corrective patches, fixes, error and other corrections not constituting new versions of Software.

1.16. SOFTWARE UPGRADES shall mean new versions of Software with enhanced features or performance characteristics.

1.17. TERRITORY - Unless otherwise specified or agreed by the Parties, the Territory is worldwide.

1.18. WARRANTY PERIOD - Unless otherwise specified by agreed by the Parties, the Warranty Period shall be the shorter of [*] ([*]) months from the date the


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       Product is delivered to the End User or [*] ([*]) months from the date the Product is shipped to Cabletron.

1.19. YEAR 2000 COMPLIANT shall mean, with respect to information technology, that the information technology, where applicable, accurately processes date/time data (including, but not limited to, calculating, comparing, and sequencing), from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000 and Leap Year calculations, to the extent that other information technology, used in combination with the information technology being acquired, properly exchanges date/time data with it. This Year 2000 Compliant definition is based on the definition set forth in the U.S. Government's Federal Acquisition Regulation (FAR), Subpart 39.002.

2.   RELATIONSHIP:

2.1. APPOINTMENT - Supplier appoints Cabletron as a non-exclusive OEM reseller of the Supplier products to be resold under Cabletron Brands to End Users under the terms of this Agreement. The Products eligible for purchase and resale or license by Cabletron under this Agreement are listed on Exhibit A.

       Cabletron and Sonoma have agreed to a non-binding revenue forecast of [*] dollars ($[*]) per year for the initial term. Cabletron is not obligated to place any order under the terms of this Agreement to satisfy the above referenced revenue forecast. All Cabletron purchases placed in accordance with the terms of the July 13, 1999, Letter of Intent shall be applied to the above referenced revenue forecast.

2.2. RELATIONSHIP REVIEWS - Supplier and Cabletron will conduct reviews of their relationship and performance under this Agreement at least twice during each year following the Effective Date. These reviews will consider, among other things, new products, Product Specifications, and Cabletron's Product forecasts, purchases and payments under this Agreement.

       In the event Cabletron wishes to further sublicense the Products, Supplier agrees to negotiate in good faith an amendment to this Agreement.

2.3. CHANNEL CONFLICT MITIGATION - In order to ensure that Supplier's and Cabletron's sales forces do not work at cross-purposes, and to reward cooperative pursuit of sales opportunities between Supplier and Cabletron, Supplier agrees that for any Product sold by Cabletron pursuant to this Agreement, Supplier's sales force in the territory in which the Product is sold shall be compensated fully through ordinary commission and revenue retirement for such Product sale, as though it had been made by Supplier's sales force.

3.   SUPPLIER'S INVENTORY COMMITMENT:

3.1. INVENTORY - Supplier shall at all times hold in inventory an amount of each Product sufficient to satisfy an order by Cabletron equal to the then-current next month's forecast of expected Product demand. Supplier shall in particular keep on hand a sufficient supply of Products or parts thereof identified by Cabletron as "long lead-time" materials to meet Cabletron's orders for such Products or parts, and upon request shall at all times hold in inventory an amount of such Products or parts equal to twice the then-current next month's forecast of expected demand.

3.2. CABLETRON FORECASTS - Cabletron shall provide to Supplier during the first week of each calendar month a forecast of its expected demand for Products for the six-month period beginning thirty days following the forecast. Each updated forecast shall not exceed 125% of the previously submitted forecast during the initial 60 day period without Supplier's consent. Supplier shall use its best efforts to accommodate Cabletron's forecasts exceeding said 125% increase. Such forecast shall create no obligation on Cabletron's part to submit a firm order for Products. Cabletron shall provide Supplier such forecast coincident with execution of this Agreement.

4.   PRODUCTS AND PRICING:

4.1. PRODUCTS - Products shall mean the re-branded Supplier hardware products and Licensed Software that are eligible for purchase and resale by Cabletron, listed on Exhibit A to this Agreement, and includes any product introduced by Supplier during any term of this Agreement that enhances or is the functional replacement for any Product. All Products shall be manufactured by Supplier using new components and other materials.

4.2. NEW PRODUCTS - New products may be added to Exhibit A and become Products by written agreement of the Parties


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4.3.   WITHDRAWAL OF PRODUCTS - Supplier may cease production and withdraw any
       Product from Exhibit A, provided Supplier gives Cabletron a written "Product Withdrawal Notice" at least [*] ([*]) days prior to the effective date of the withdrawal. Cabletron may, within [*] ([*]) days after receipt of a Product Withdrawal Notice, submit a single, non-cancelable "Last Buy" Order for the affected Product for delivery within the subsequent [*] ([*]) months. Sonoma Systems shall not be obligated to accept any Last Buy Orders which exceeds [*] percent
       ([*]%) of the product units that Cabletron ordered during the [*] ([*]) month period prior to the date of the relevant Product Withdrawal Notice.

4.4.   RIGHT TO MANUFACTURE - If Sonoma:

(a) implements a Product withdrawal without making available a functionally equivalent or superior product, on similar commercial terms, that is required by Cabletron to support expansion of networks deployed by its customers/end-users in which Products are already in use;

(b) is consistently or unreasonably unable or unwilling to deliver to Cabletron the quantities of Contractual Products forecasted and ordered by Cabletron as provided for in this Agreement and accepted by Sonoma as provided for in this Agreement within [*] ([*]) days of the delivery dates set out in section 5 of this Agreement;

(c) ceases or is unwilling, without a cause attributable to wrongful acts of Cabletron under this agreement, to provide commercially adequate support or maintenance for the products in accordance with the terms and conditions of this Agreement;

(d) is sold and its successor is (i) a Direct Competitor of Cabletron and
(ii) does not provide Cabletron with acknowledgement that it continues to be bound by, and shall duly and punctually perform, all of the provisions of this Agreement. "Direct Competitor" shall mean an individual, partnership, limited partnership, corporation, company, trust, unincorporated organization, governmental unit or agency or any political subdivision thereof or any other entity whatsoever (other than Cabletron) that engages in the sale of principally the same or similar hardware products required for the local area network and wide area network applications, parts, related software, documentation and/or related products manufactured, produced and/or distributed by Cabletron or its affiliates;

(e) ceases doing business as a going concern; has a receiver, administrator or manager of its property, assets or undertakings appointed in such circumstances as would substantially affect Cabletron's continuing supply or use of the Product in accordance with this Agreement; takes advantage of the insolvency laws of any jurisdiction; makes an assignment in bankruptcy or is adjudicated a bankrupt; makes a general assignment for the benefits of its creditors; is ordered by any court of competent jurisdiction to be wound up; or become insolvent or makes a sale in bulk of a substantial portion of its assets;

Provided that Supplier has not terminated this Agreement due to default or cause of Cabletron and an event described above (at (a) through (e)) has occurred, then:

Cabletron may place purchase orders for Products directly with Supplier's manufacturer. Supplier shall direct such manufacturer to accept such purchase orders and provide the Products to Cabletron, or Supplier will, upon request from Cabletron, grant the rights to manufacture Product(s) to Cabletron. Cabletron shall have the right to sublicense this grant to a third party manufacturer. Supplier shall provide such other manufacturer with all-necessary rights, information and materials (but not tooling or machinery) in order to permit them to manufacture the Product(s) within their own manufacturing facilities. Such information includes, by example and not by way of limitation: (i) manufacturing drawings and specifications of raw materials and components comprising such parts; (ii) manufacturing drawings and specifications covering special tooling and the operation thereof; (iii) a detailed list of all commercially available parts and components purchased by Seller on the open market disclosing the part number, name and location of the supplier, and price lists for the purchase thereof; and (iv) one (1) complete copy of the then current source or binary code used in the preparation of any Software licensed or otherwise acquired by Cabletron from Supplier hereunder. Such manufacturer will enter into appropriate confidentiality agreements with its employees, contractors/suppliers and Cabletron. Supplier shall assist Cabletron in obtaining any required assignment of rights to Third Party Technology in the Product(s).

No transfer fee or other amounts would be payable for Product(s) so manufactured and distributed. Instead, Cabletron will be responsible for payment of any royalties required for the use of third party technology and pay Supplier a royalty of [*] percent ([*]%) of the Transfer Price for such Product under this Agreement in the event either condition (a), (b), (c) or
(e) occur. In the event condition (d) occurs, Cabletron shall pay Supplier a royalty of [*] percent ([*]%) of the Transfer Price. "Transfer Price" shall mean the current price paid for Products by Cabletron prior to invoking this section 4.4 and more fully described in Exhibit A.


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The royalty in respect of each Product shall become due and payable upon manufacture of each Product and shall be invoiced no later than the end of each calendar quarter. Cabletron shall provide Supplier with written evidence, and reasonable access periodically to inspect relevant records, on a monthly basis of the number of Products it manufactures for the period over which it exercises the Right to Manufacture.

Cabletron's right to manufacture under this section 4.4 shall terminate in the event that:

(a) Cabletron breaches any material term of this Agreement and fails to remedy such breach within [*] ([*]) days of receiving notice to do so by Supplier; or

(b) this Agreement terminates for any reason, except that if Cabletron has exercised it right to manufacture under this section 4.4, it shall be entitled to continue to exercise such right to manufacture for a period of [*] ([*]) years from the date of termination.

4.5. Supplier will use its best efforts to mitigate the impact of any modification on Cabletron, including consideration of changes to the modification and allowing Cabletron to make a final purchase of the unmodified Products, provided that the final Order for unmodified Products shall be placed at least thirty (30) days prior to the effective date of the modification for delivery within ninety (90) days.

4.6. DOCUMENTATION AND MATERIALS - Supplier agrees to provide hard and electronic copies of all specifications, user instructions, manuals and other documentation for Products ("User Documentation") and all instructions, manuals and other documentation relating to the installation, operation and maintenance of Products ("Maintenance Documentation") to Cabletron without charge. In addition to supplier's obligations specified in Exhibit B, Cabletron shall have the right to use, modify, translate, reproduce and distribute User Documentation and Maintenance Documentation in connection with Cabletron's use, marketing, resale, distribution and support of Products.

4.7. EXPORT LICENSING - Supplier will provide all necessary assistance in order that Cabletron may obtain export license approval for the Products from any and all relevant governmental entities, upon Cabletron's request and at no additional charge.

4.8. PRICES - During the first year after the Effective Date, Cabletron may purchase Products at prices no greater than those described in Exhibit A to this Agreement. All dollar amounts referred to in this Agreement are United States dollars.

4.9. MOST FAVORED CUSTOMER PRICING - Supplier agrees that should it agree to supply any Product or product substantially equivalent to any Product to any competitor of Cabletron at a prices less than the relevant prices established by this Agreement taking into consideration all other meaningful purchase contracted terms (i.e.: quantities, maintenance and support, license grants, Right to Manufacture, etc). Supplier shall reduce the price under this Agreement to the lower level as of the date that Supplier agreed to offer the lower price to the third party. The lower price shall apply to all Orders not delivered as of that date and all subsequent Orders for the affected Product.

4.10. PRICE CHANGES - Upon the written request of Cabletron, Parties shall meet within ten (10) Business Days of the request, to consider and negotiate in good faith requested changes in Product prices. Additionally, the Parties shall review Product pricing no less frequently than every six
       (6) months in order to assure compliance with the terms of this Agreement, including specifically this Article 4.

4.11. PRICE DECREASES - In the event Supplier determines to lower the price of a Product, the price decrease shall apply to Orders for the Products not delivered as of the effective date of the decrease and all subsequent Orders for the affected Product.

4.12. PRICE TERMS - Prices for all Products are F.O.B. Supplier's Origin with Cabletron responsible for all costs of transportation, insurance, taxes, customs duties, landing, storage and handling fees, and documents or certificates required for exportation or importation.

4.13. QUALITY ASSURANCE AND FIRST ARTICLE AND FACILITY INSPECTION - Products shall be manufactured by or for Supplier in facilities that meet EN ISO 9001 or EN ISO 9002 standards. Supplier agrees to allow Cabletron to review and inspect, during regular business hours and following reasonable notice to Supplier, Supplier's manufacturing facilities and quality control procedures, both prior to first Product deliveries and periodically thereafter for quality control and assurance purposes. Supplier will provide Cabletron upon request and reasonable notice with copies of its quality control test documents for each Product for Cabletron's review. Supplier will provide Cabletron with [*]


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       ([*]) units of each Product ("First Articles"), without charge, for inspection and testing to verify the Product's workmanship and conformance to its functional specifications and any test specifications set forth in Exhibit C to this Agreement. Cabletron shall retain these units for use by the Support Service Group. Within thirty (30) days after its receipt of each First Article, Cabletron shall either: (i) provide Supplier written notice of approval for volume shipment; or (ii) return the First Articles and provide Supplier with a detailed failure report. In the event of a failure, Supplier will use commercially reasonable effort to correct any problems found and provide Cabletron with an upgraded First Articles for inspection and testing pursuant to this Section. After Cabletron has approved volume shipment, any Product failure shall be dealt with pursuant to the terms of Article 8 of this Agreement. All Products delivered to Cabletron under this Agreement shall achieve Cabletron's quality standards. In the event that any such Products fail to meet said quality standards, or that Supplier's physical facilities, quality control procedures, or are determined by Cabletron in good faith to be insufficient to insure consistent acceptable Product quality, Supplier agrees to modify or correct the Products, facilities, or procedures to meet said quality standards, and shall provide to Cabletron for its review documentation setting forth the corrective action to be implemented in order to bring the Products within Cabletron's quality standards. In the event that Supplier fails to effect a correction within thirty (30) days, Cabletron may terminate this Agreement and cancel all then-outstanding orders for Products without liability.

5.   ORDERING & SHIPMENT:

5.1. PURCHASE ORDERS - All Product Orders from Cabletron shall be dated and reference the contract number of this Agreement. No additional or different terms on the face or reverse side of any purchase order, or in any written communications from Cabletron shall supersede or amend the terms of this Agreement, unless such terms are agreed upon in advance, set forth in writing and signed by an authorized representative of each Party.

5.2. ISSUANCE AND ACCEPTANCE - Each Order shall contain: (i) a complete list of the Products to be purchased specifying quantity, type, description and price; (ii) shipment and delivery instructions; and (iii) any special terms and conditions agreed to in writing by the Parties. Supplier agrees to receive Orders placed by Cabletron via electronic document transfer, facsimile, or hard copy only, and Supplier agrees to acknowledge the Order's receipt within twenty-four (24) hours of Cabletron placing the Order and in the same manner in which the Order was received. Verbal or telephone orders must be followed promptly by one of the transmission means described above. The Supplier must accept all Orders that are within Cabletron's most recent forecast.

5.3. RIGHT TO CANCEL OR RESCHEDULE - Cabletron may cancel any Order or reschedule the date of the shipment of any Order without penalty provided that Supplier receives written notice at least [*] ([*]) Business Days prior to the scheduled shipment date, except that Cabletron shall not cancel any Order in the last [*] ([*]) days of Supplier's fiscal quarter. Cabletron may postpone any Order placed in the last [*] ([*]) days of Sonoma's fiscal quarter and the Parties will make every effort to reallocate such Products to other Cabletron Orders.

5.4. DELIVERY SCHEDULE - Cabletron shall receive good title, and Supplier shall deliver all Products free and clear of all liens, encumbrances and claims. Supplier will use its best efforts to deliver all Products on the Product delivery date specified in Cabletron's Order. Supplier's standard delivery date shall be fifteen (15) days after Supplier acknowledges receipt of Cabletron's Order ("Standard Delivery Date"). If Supplier is unable to deliver Products within [*] ([*]) Business Days of the Standard Delivery Date, Supplier shall be responsible for payment of any express delivery charges required to deliver the Product by the fastest available method of delivery. If Supplier fails to deliver Products within [*] ([*]) Business Days of the Standard Delivery Date, except by reasons of Force Majeure, Cabletron may, at is sole option, either (i) cancel the Order or (ii) accept delivery and receive a credit equal to [*] percent ([*]%) of the value of the Order, or in the event Cabletron instructs Supplier to make a partial shipment [*] percent ([*]%) of the value of the unshipped portion of the Order, each business day Supplier fails to deliver the Order on the Standard Delivery Date, up to a maximum of [*] percent ([*]%).

5.5. PARTIAL SHIPMENTS AND ALLOCATIONS - Supplier shall not make partial shipments without Cabletron's express written consent. When Products or component parts are in short supply, or on an industry wide allocation, Supplier will allocate its


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       available inventory and make deliveries on an equitable basis.

5.6. CARRIER & RISK OF LOSS - Products will be shipped by the carrier designated in writing by Cabletron. In the absence of specific shipping instructions from Cabletron, Supplier may designate the carrier. Title to Products and risk of loss shall pass to Cabletron upon Supplier's delivery to the designated carrier.

5.7. PACKING - Unless otherwise provided in the Product Specification, Products shipped by Supplier will be packed and packaged according to Supplier's then current packaging methods for comparable products.

6.   SOFTWARE LICENSE TERMS:

6.1. LICENSE GRANT - Supplier hereby grants Cabletron a nontransferable, nonexclusive license to use and distribute Software solely for use by End Users in and in connection with their use of Products.

6.2. PROTECTION OF SOFTWARE - Cabletron agrees not to modify, decompile or disassemble Software except as expressly permitted by applicable law and agrees not to lend, rent, lease, sublicense, or otherwise transfer Software in any form to any person except in accordance with this Agreement. Cabletron will use commercially reasonable efforts to protect Software and any copies or portions thereof from unauthorized reproduction, publication, disclosure or distribution.

6.3. DISTRIBUTION OF SOFTWARE PRODUCT - Licensed Software may only be distributed subject to appropriate End-User software license terms and conditions. Cabletron shall distribute and shall use commercially reasonable efforts to require Resellers to distribute a Software license agreement substantially in the form of the Exhibit E with every copy of Licensed Software distributed under this Agreement.

7.   PAYMENT:

7.1. PAYMENT TERMS - Supplier's payment terms are net forty-five (45) days from the date of Supplier's invoice. Cabletron shall promptly pay all invoices and amounts due and maintain satisfactory credit arrangements with Supplier. All payments shall be made in United States dollars.

8.   WARRANTY TERMS:

8.1.   PRODUCT WARRANTY - Supplier warrants that Products purchased under this
       Agreement: (i) comply with all applicable federal, state, and local laws, rules, regulations and codes; (ii) are free of defects in materials and workmanship and will conform to the Product Specifications applicable as of the date of Cabletron's Order throughout the Warranty Period; and
       (iii) are Year 2000 Compliant. Software Upgrades and updates released by the Supplier during the relevant Products Warranty Period shall be available to Cabletron for license to the End User without charge.

8.2. REPAIR OR REPLACEMENT - Supplier shall repair or replace, at Supplier's expense, all Products that fail to meet the applicable Product Specifications or other requirements of the foregoing warranty during the Warranty Period. Supplier shall at all times keep on hand spare or replacement Products and parts in amounts sufficient to repair fully or to replace Cabletron's Product forecast for that month as referenced in Paragraph 3.2 of this Agreement.

8.3. RETURN, REPAIR OR REPLACEMENT PROCEDURES - Products shall be returned for repair or replacement as follows:

     8.3.1. Cabletron shall pay all transportation charges for Products returned to Supplier under these product warranty terms. Supplier will pay all transportation charges back to Cabletron or End User.

     8.3.2. The return of all Products shall be controlled under a Return Material Authorization ("RMA") system maintained by Supplier. Cabletron must obtain an RMA number prior to returning any Products to Supplier and supply Supplier with the following information: (a) End User identification; (b) Product serial number; and (c) information relating to the failure, including product configuration and other failure details.

     8.3.3. Returned Products will be packaged and shipped to Supplier using packing materials sufficient to prevent either accidental opening of the carton or damage to the Product resulting from normal handling during shipment. Supplier will pay shipping costs and bear the risk of loss of returning repaired or replaced Products to Cabletron.

     8.3.4. If it is not possible to repair or rework the returned Products within ten (10) Business

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            Days, a replacement Product will be shipped to Cabletron without cost.

8.4. EPIDEMIC FAILURES - At any time after Cabletron's acceptance of First Articles and the commencement of volume shipments of a Product, Cabletron may, at its option, inspect and test purchased Products to confirm that they meet the applicable Product warranty. With regard to any Product, in the event that inspection and testing, whether alone or in conjunction with related warranty claims, indicates that the same defect impacting a Product's functionality has occurred in more than [*] percent ([*]%) of the Products manufactured within a one (1) month period, or in more than [*] percent ([*]%) of the Products manufactured within a two (2) month period, the defect shall be considered an "Epidemic Failure." In the event that either Party has evidence of an Epidemic Failure, Supplier shall promptly (i) correct the cause on all Products having an Epidemic Failure to be shipped thereafter, and (ii) repair or replace all Products having an Epidemic Failure shipped within the previous [*] ([*]) years, or alternatively pay Cabletron its costs of remedying such noncompliance.

8.5. WARRANTY DISCLAIMER - EXCEPT AS EXPRESSLY PROVIDED HEREIN, NO OTHER WARRANTY, EXPRESS OR IMPLIED SHALL APPLY. SUPPLIER SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

9.   SERVICE:

9.1. END USER SUPPORT - Cabletron shall provide all first and second level End User customer support for Products, as defined below, in the same manner Cabletron provides similar support for other products. Supplier will provide third level support, according to the Technical Support Guidelines set forth in Exhibit D. As used herein: (i) First Level Support shall mean services responsive to the End User's initial notification that a suspected problem exists with the Product, including call logging, validation, determining whether a solution is given in User Documentation or Maintenance Documentation, and a review of known resolutions for the reported problem; (ii) Second Level Support shall mean First Level Support plus services performed in order to attempt to reproduce the suspected problem and correct it by means of work-around, or in determining that the problem cannot be reproduced; and (iii) Third Level Support shall mean services provided to the End User to resolve problems that are determined to be or to be likely to be the result of one or more design or manufacturing defects or interaction between the Product and other materials, and that cannot be resolved by the End User. During the first twelve (12) months following shipment, this Support as well as Software Updates/Upgrades at Section 8.1 and items in Section 9.2 will be provided based on a support fee of [*] percent ([*]%) of the Transfer Price for all Products shipped to Cabletron. Subsequent to the initial twelve (12) month period following shipment, Supplier shall provide End User Support and Software Updates/Upgrades based on an annual support fee of [*] percent ([*]%) of the Transfer Price, only for those Products subject to a Cabletron support and maintenance agreement. Cabletron shall provide Supplier on a quarterly basis with the number of Products subject to a Cabletron support and maintenance agreement. The fee will be invoiced quarterly in advance effective January 1, 2000. In the event on-site support is required to resolve Customer problems, Supplier shall bare its costs of travel and related expenses and such on-site service shall be at no additional charge.

9.2. TECHNICAL INFORMATION AND TRAINING - Supplier will provide, without charge, technical information and training upon request for Cabletron employees with regard to each Product to allow Cabletron and its employees to become familiar with the Products, market the Products, and provide Level One and Level Two Support. All training shall take place at Cabletron's designated facility. Supplier shall provide initial Technical Training for up to four (4) Product and post sales Training classes, each for North America (East and West coast), Europe and PACRIM for up to fifteen (15) students per class. Four (4) additional classes will be scheduled within the following six (6) month period. Supplier shall provide up to four (4) initial Technical Training classes for each future Product release at no additional charge. Supplier shall offer additional Technical Training classes at Supplier's standard rates, as more fully described in Exhibit A. Supplier shall provide all of the equipment necessary to complete its training obligations under this section 9.2. Any equipment necessary to provide Technical Training not described in this section 9.2 shall be the responsibility of Cabletron.

9.3. ADDITIONAL SUPPORT - Supplier shall negotiate in good faith to provide Cabletron with additional maintenance services and support not covered under this Agreement pursuant to a separate


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Cabletron Proprietary Information                                     Page 7
OEM Product Supply Agreement (Rev. Date 10/28/99)
Contract Number 99-OEMB-0622-1040

                                 CONFIDENTIAL

       agreement between the Parties upon Cabletron's request.

9.4. SUPPORT PLAN - Within sixty (60) days of the execution of this Agreement, the parties will develop a "Support Plan," meaning a plan addressing, but not limited to, procedures for handling support calls, problem escalation, problem information exchange, and management of repair services. Separate Support Plans may be implemented for support services, training, and presales technical support.

9.5. NON-WARRANTY REPAIR - Non-warranty repair services for Products may be provided by Supplier at a designated Supplier facility on a time and materials basis under Supplier's then standard prices, terms and conditions.

9.6. POST WARRANTY SERVICE AGREEMENTS - At Cabletron's request, Supplier may agree to offer post-warranty service agreements for Products to End Users on terms and conditions comparable to those in service agreements Supplier provides on comparable Supplier branded products.

10.  INTELLECTUAL PROPERTY:

10.1. OWNERSHIP - Unless expressly stated, nothing in this Agreement shall grant Cabletron a license to use or any other right, title or interest in any Supplier Intellectual Property Right, and all such Intellectual Property Rights shall remain the exclusive property of Supplier.

11.  DURATION AND TERMINATION:

11.1. TERM - The initial term of this Agreement shall be the two (2) year period commencing on the Effective Date and terminating on the date exactly two (2) years after the Effective Date unless earlier terminated pursuant to the terms of this Agreement. This Agreement shall automatically renew for additional one (1) year periods upon the same terms and conditions as set forth herein unless, within not less than thirty (30) days prior to the expiration of the then current term, either party should notify the other of its intent not to so renew.

11.2. TERMINATION FOR CAUSE - This Agreement may be terminated upon the occurrence of any of the following events: (i) by Supplier, immediately upon written notice, should Cabletron fail to pay any sums due hereunder within [*] ([*]) days of the due date thereof; or (ii) by either Party should the other Party commit a material breach of any obligation under this Agreement not specifically set out in this Section or any other Agreement between the parties and fail to cure such material breach within [*] ([*]) days after written notice to the defaulting party (hereinafter the "Default Notice"); or (iii) by either Party, immediately, upon the insolvency of the other party, the appointment of a liquidator, receiver, administrative receiver or administrator for the other party, or an assignment by the other party for the benefit of creditors.

11.3. TERMINATION FOR CONVENIENCE - After the second anniversary of the Effective Date, either Party may terminate this Agreement for any reason unless Agreement is in process of Termination for Cause pursuant to 11.2 above, by providing the other Party with at least [*] ([*]) days prior written notice.

11.4. EFFECTS OF TERMINATION - Upon any termination of this Agreement, Cabletron shall: (i) refrain from submitting additional Product Orders;
       (ii) promptly pay for any Products which Cabletron has received but has not yet paid Supplier; and (iii) at its option, offer Supplier the ability to repurchase at the original invoice price all or any portion of the Products in Cabletron's inventory.

11.5. LIMITS OF LIABILITY FOR TERMINATION - In the event this Agreement is terminated, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR COMPENSATION, REIMBURSEMENT OR DAMAGES ON ACCOUNT OF THE LOSS OF PROSPECTIVE PROFITS OR ANTICIPATED SALES, OR ON ACCOUNT OF EXPENDITURES, INVESTMENTS, LEASES OR COMMITMENTS IN CONNECTION WITH THE BUSINESS OR GOOD WILL OF SUPPLIER OR CABLETRON, OR FOR ANY OTHER REASON RELATING TO OR ARISING FROM SUCH TERMINATION.

11.6. POST TERMINATION AND WITHDRAWAL OF PRODUCT SUPPORT - The termination of this Agreement or Withdrawal of Product per 4.3/4.4, shall not relieve Supplier of its Warranty obligations under Article 8 of this Agreement with regard to Products sold by Cabletron to End Users prior to the date of termination or for Withdrawal of Product obligations per 4.3/4.4, and Supplier shall continue to provide the technical support at the annual support fee described in Article 9 of this Agreement for [*] ([*]) years following the date of termination. Subsequent to such [*] ([*]) year period, Supplier agrees upon Cabletron's request, to offer post-service agreements for Products on


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Cabletron Proprietary Information                                     Page 8
OEM Product Supply Agreement (Rev. Date 10/28/99)
Contract Number 99-OEMB-0622-1040

                                 CONFIDENTIAL

       terms and conditions comparable to those in service agreements Supplier provides on comparable Supplier branded products.

12.  CONFIDENTIAL AND PROPRIETARY INFORMATION:

12.1. DISCLOSURE OF INFORMATION - It is expected that Supplier and Cabletron may each disclose to the other proprietary or confidential information. For purposes of the following, the Party disclosing the Confidential Information is the "Discloser" and the Party receiving the Confidential Information is the "Recipient".

12.2. CONFIDENTIAL INFORMATION - "Confidential Information" shall mean any and all information of the Discloser that is not generally known by others with whom it competes or does business, and any and all information, publicly known in whole or in part or not, which, if disclosed would assist in competition against Discloser. Confidential Information includes without limitation such information relating to: (i) the technical specifications of the Products; (ii) the development, research, testing, marketing and financial activities of the Discloser; (iii) the identity and special needs of the customers or suppliers of the Discloser; and (iv) the people and organizations with whom the Discloser has business relationships and those relationships.

12.3. OWNERSHIP AND NON-DISCLOSURE - All Confidential Information acquired by Recipient or its employees or agents shall remain Discloser's exclusive property, and Recipient shall use its best efforts (which in any event shall not be less than the efforts Recipient takes to ensure the confidentiality of its own proprietary and other confidential information) to keep, and have its employees and agents keep, any and all such information and data confidential, and shall not copy or publish or disclose it to others, or authorize its employees, or agents or anyone else to copy, publish, or disclose it to others, without Discloser's prior written approval, and shall return such information and data to Discloser at its request. Recipient shall only use any Confidential Information in connection with its performance under this Agreement.

12.4. EXCEPTION - The confidentiality provisions in this Section will not apply to information which is or which becomes generally known to the public by publication or by any means other than a breach of duty by a Party to this Agreement.

12.5. DISCLOSURE TO AGENT - Cabletron may disclose Supplier Confidential Information to third-party agents working under Cabletron's direction, provided that the agent executes an appropriate non-disclosure agreement with Cabletron that prohibits further disclosure of Supplier Confidential Information.

12.6. POST TERMINATION - Except to the extent necessary to fulfill ongoing product support obligations or as otherwise provided herein, upon termination or expiration, Cabletron shall deliver to Supplier all material furnished by Supplier and pertaining to Products, which is then in the possession of Cabletron, and shall not retain copies of the same. Except as provided herein, upon termination or expiration, Supplier shall deliver to Cabletron all material furnished by Cabletron, which is deemed confidential hereunder.

13.  INDEMNIFICATIONS:

13.1. INDEMNIFICATION BY SUPPLIER - Supplier shall defend, at Supplier's expense, any claim brought against Cabletron, its employees, agents, Resellers or End Users (a "Claim Defendant") alleging that any Product acquired or licensed under this Agreement infringes any patent, copyright, trademark, mask work right or comparable right (hereinafter a "Claim"). Supplier shall pay all costs and damages awarded or agreed to in settlement, provided that the Claim Defendant gave Supplier prompt written notice of the Claim, reasonable assistance and sole authority to defend or settle the Claim. Supplier shall obtain for the Claim Defendant, the right to continue using the Product, replace or modify the Product so it becomes non-infringing. If such remedies are not reasonably available, Supplier shall refund to Cabletron the price paid for the Product and Cabletron shall return the Product to Supplier. Depending on the period of time for which Cabletron has used the Product, the amount of the refund will be depreciated by an equal amount over the lifetime of the Product, as mutually agreed to by both parties.

       Supplier shall not be liable to Cabletron for any claim infringement pursuant to this section 13.1 if such claim is based on:

       (a) Combination of the Products with other products or devices not supplied to Cabletron by Supplier; or

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Cabletron Proprietary Information                                     Page 9
OEM Product Supply Agreement (Rev. Date 10/28/99)
Contract Number 99-OEMB-0622-1040

                                 CONFIDENTIAL

       (b) Modifications made to the Products by someone other than Supplier.

13.2. INDEMNIFICATION BY CABLETRON - Cabletron shall hold Supplier harmless from and defend, at Cabletron's expense, any claim brought against Supplier alleging that any Cabletron Brand infringes the trademark, trade name or any other intellectual property right of a third party (a "Brand Claim"). Cabletron shall pay all costs and damages awarded or agreed to in settlement, provided that the Supplier gave Cabletron prompt written notice of the Brand Claim, reasonable assistance and sole authority to defend or settle the Brand Claim.

13.3. PRODUCTS LIABILITY - Supplier shall defend, at its expense, any claim brought against Cabletron, its employees, agents, Resellers or End Users ("Claim Defendant") that arise out of or result from injuries or death to persons or physical damage to property arising out of the use of the Products, including claims that the Products were defective or were not safe for their intended use, whether such Products or the parts thereof were furnished by Supplier or its subcontractors ("Products Liability Claim"), provided that the Claim Defendant gave Supplier prompt written notice of the Products Liability Claim, reasonable assistance and sole authority to defend or settle the Products Liability Claim. Supplier shall carry and maintain general and products liability insurance coverage in an amount no less than [*] dollars ($[*]) applicable to the Supplier's obligation under this section. Supplier shall not be liable to Cabletron for any Products Liability Claim if such claim is based on modifications made to the Products by someone other than Supplier or by Cabletron at Supplier's instructions.

14.  LIMITATION OF LIABILITY:

14.1. LIMITATION OF LIABILITY - IN NO EVENT SHALL EITHER PARTY OR THEIR AFFILIATES, OFFICERS, DIRECTORS, AGENTS, OR EMPLOYEES BE LIABLE TO THE OTHER PARTY OR END USERS FOR ANY INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION, LOSS OF DATA OR PROFITS OR ATTORNEY'S FEES, WHETHER CLAIMED BY REASON OF BREACH OF WARRANTY, IN TORT OR OTHERWISE, AND WITHOUT REGARD TO THE FORM OF ACTION IN WHICH SUCH CLAIM IS MADE. IN ANY EVENT, CABLETRON'S LIABILITY SHALL BE LIMITED TO [*] UNITED STATES DOLLARS ($[*]) OR THE EQUIVALENT IN FOREIGN CURRENCY. SUPPLIER'S LIABILITY SHALL BE LIMITED TO THE GREATER OF: (i) THE AMOUNT ACTUALLY PAID BY CABLETRON TO SUPPLIER UNDER THIS AGREEMENT; OR [*] UNITED STATES DOLLARS ($[*]).

15.  DISPUTE RESOLUTION:

15.1. CONSULTATION AND REVIEW - The Parties shall make good faith efforts to resolve all disputes arising under this Agreement through consultations. If consultations are unsuccessful in resolving any dispute, either Party may request a senior management review. Within ten (10) Business Days of any such request, designated vice presidents of Supplier and Cabletron will meet in a mutually acceptable fashion to exchange relevant information and attempt to resolve the dispute.

16.  GENERAL TERMS:

16.1. IMPORT AND EXPORT - Certain Products may be subject to export or import control laws and regulations of the U.S. government and other governments. Cabletron assures that Cabletron and Resellers will comply with those regulations at their expense whenever they export or re-export controlled products or technical data obtained from Supplier or any product produced directly from the controlled technical data. Cabletron shall hold harmless and indemnify Supplier from any damages, including attorneys' fees, and any government sanctions resulting to Supplier from a breach of this Section.

16.2. ASSIGNMENT - Cabletron or Supplier may assign this Agreement to any person or entity that acquires substantially all of the stock of Cabletron or the assets of Cabletron or Supplier, respectively, or any of its applicable major division, unit, or subsidiary provided that such acquiring person or entity a) acknowledges that it continues to be bound by and shall duly perform all of the provisions and b) is not a direct competitor of the non-assigning party.

16.3. CONFIDENTIALITY OF AGREEMENT - The Parties acknowledge and agree that the terms of this Agreement are confidential, and, except as may be required by law or in response to valid judicial or administrative process, may not be provided or disclosed to third parties without the other Party's consent.


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Cabletron Proprietary Information                                     Page 10
OEM Product Supply Agreement (Rev. Date 10/28/99)
Contract Number 99-OEMB-0622-1040

                                 CONFIDENTIAL


16.4. WAIVER AND SEVERABILITY - A Party's failure to enforce any provision of this Agreement shall not be deemed a waiver of that or any other provision of this Agreement. If any provision of this Agreement has been declared illegal, invalid or unenforceable, the provision shall be construed to be enforceable to the maximum extent permitted and, if not, shall be deemed deleted from this Agreement, provided that if such construction or deletion substantially alters the commercial basis of this Agreement, the Parties shall negotiate in good faith to amend the provisions of this Agreement to give effect to their original intent.

16.5. FORCE MAJEURE - Neither Party shall be liable for any damages or penalties for delay in performing its obligations under this when such delay is due to the elements, acts of God, acts of the other Party, acts of civil or military authority, fires, or floods, epidemics, quarantine restrictions, war, riots, strikes, lockouts or other labor disputes, delays in transportation, delays in delivery by vendors, or any other causes, without limitation, which are beyond the reasonable control of the delayed Party.

16.6. SURVIVAL - Appropriate provisions of this Agreement, including but not limited to the following, shall survive the expiration or termination of this Agreement: Definitions; Right To Manufacture (in the event Cabletron has exercised it Right to Manufacture prior to the date of termination); Ordering and Shipment; Software License Terms; Payment; Warranty Terms; Service, Intellectual Property; Duration and Termination; Confidential and Proprietary Information; Indemnifications; Limitation of Liability; and General Terms.

16.7. LAWS -This Agreement and all Orders shall be governed by the laws of the State of New Hampshire, U.S.A., regardless of the laws that might otherwise govern under applicable conflicts and choice of laws principles. The courts of New Hampshire shall have jurisdiction concerning all matters pertaining to this Agreement. To the extent not prohibited by applicable law that cannot be waived, and provided with regard to clause (c) of this sentence that any suit, action or other proceeding arising out of, based upon, or relating to this Agreement or the construction, negotiation or performance of this Agreement (an "Action") in question is pending in one of the state and federal courts located in New Hampshire (collectively, the "Courts"), each party waives, and agrees not to assert in any Action: (a) ANY RIGHT TO TRIAL BY JURY IN RESPECT OF ANY ISSUE OR CLAIM THAT MAY ARISE IN THE ACTION;
       (b) any claim or defense that this Agreement or this relationship is governed by or is subject to any alleged fiduciary duty or any alleged implied covenant of good faith and fair dealing; and (c) any claim or defense that the Court in question does not have personal jurisdiction, may not attach or permit execution upon each party's property, or is an improper venue or an inconvenient forum. Any Action against Cabletron must be brought within [*] ([*]) months after the cause of action arises.

16.8. RELATIONSHIP OF THE PARTIES - Except as expressly provided in this Agreement, neither Party shall hold itself out as, the representative, agent, commission-sales agent, franchisee or employee of the other Party for any purpose. This Agreement creates no relationship of joint venture, franchise or partnership, and neither Party has any right or authority to assume or to create any obligation or responsibility on behalf of the other Party.

16.9. ENTIRE AGREEMENT - This Agreement, its Exhibits and attachments, including all documents which are incorporated by reference, constitute the entire and only understanding between the Parties. Unless otherwise provided herein, no modifications to this Agreement shall be binding on either Party unless made in writing and signed by duly authorized representatives of both Parties. In the event of any conflict between this Agreement, and any Addendum, Exhibits, or other attachments, the terms of this Agreement shall govern.

16.10. NOTICES - Where electronic communication is available, Supplier and Cabletron may communicate with each other by electronic means. Supplier and Cabletron agree that when electronic communications are used, they are the equivalent of written and signed documents except for Notices given under this Agreement which if transmitted electronically, shall also be sent via facsimile transmission (with a copy by U.S. mail or overnight courier (signature required)). Notices shall be deemed effective upon receipt or refusal to accept delivery. Routine business communications shall not be deemed to be Notices. All such notices shall be in English and addressed as follows:

       If to Cabletron:

       Cabletron Systems, Inc.
       35 Industrial Way

       Rochester, New Hampshire, USA 03867

       Attention: Product Marketing


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Cabletron Proprietary Information                                    Page 11
OEM Product Supply Agreement (Rev. Date 10/28/99)
Contract Number 99-OEMB-0622-1040

                                 CONFIDENTIAL

       Facsimile Number:  ________________

       With a copy to:

       Cabletron Systems, Inc.
       35 Industrial Way
       Rochester, New Hampshire, USA 03867

       Attention:  Legal Department
       Facsimile Number: 603-337-3295

       If to Supplier:

       Sonoma Systems
       4640 Admiralty Way #600
       Marina del Rey, CA  90292-6695

       Attention:  Chief Financial Officer
       Facsimile Number 310-305-2525

       With a copy to President & Chief Executive Officer



IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.

CABLETRON SYSTEMS, INC.                   SONOMA SYSTEMS

By:  /s/ Eric Jaeger                      By:  /s/ Steve M. Waszak
     ---------------------------------         --------------------------------

Name:  Eric Jaeger                        Name:  Steve M. Waszak

Title:    Executive Vice President of     Title     Vice President Finance and
             Corporate Affairs                          Operations and Chief
                                                        Financial Officer

Date:  ________________________________   Date:  ______________________________



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Cabletron Proprietary Information                                    Page 12
OEM Product Supply Agreement (Rev. Date 10/28/99)
Contract Number 99-OEMB-0622-1040

                                 CONFIDENTIAL

                      CABLETRON OEM PRODUCT SALES AGREEMENT

                         EXHIBIT A - PRODUCTS AND PRICES


----------------------------------------------------------------------------------------------------------------------------------
 SONOMA SYSTEMS PART                  DESCRIPTION                               SONOMA    CABLETRON      PRICE TO   MAINTENANCE
        NUMBER                                                                   LIST      DISCOUNT      CABLETRON     PRICE
----------------------------------------------------------------------------------------------------------------------------------
                       SONOMA ACCESS BASE UNITS
----------------------------------------------------------------------------------------------------------------------------------
     8000 SA PII       Sonoma Access Pentium II Base Unit, with
                       switchable 110/240 VAC power supply for Multi-
                       media applications                                       $4,695    [*]% off list     $[*]      $[*]
----------------------------------------------------------------------------------------------------------------------------------
     8000 DA PII       Sonoma Access Pentium II Base Unit, with dual
                       switchable 110/240 VAC power supply for Multi-
                       media applications                                       $5,645    [*]% off list     $[*]      $[*]
----------------------------------------------------------------------------------------------------------------------------------
     8000 DD PII       Sonoma Access Pentium II Base Unit, with dual -
                       48VDC power supplies for Multi-media
                       applications                                             $5,995    [*]% off list     $[*]      $[*]
----------------------------------------------------------------------------------------------------------------------------------
                       SONOMA ACCESS SOFTWARE
----------------------------------------------------------------------------------------------------------------------------------
    8000 SW-TLX-4      SONOMA ACCESS TLX-TM- software, V4.0, high-
                       performance real-time operating system, SNMP
                       agent, Web DCS, and SLIP management
                       software. V4 supports CES, Quad T1/E1 UNI and
                       new Token Ring card.                                     $2,000    [*]% off list     $[*]      $[*]
----------------------------------------------------------------------------------------------------------------------------------
      SONOMAVIEW       SonomaVIEW Element Management Package                    $1,995    [*]% off list     $[*]      $[*]
----------------------------------------------------------------------------------------------------------------------------------
                       SONOMA ACCESS WAN CARDS (INCLUDES DRIVER
                       SOFTWARE LICENSE AND CERTIFICATION)
----------------------------------------------------------------------------------------------------------------------------------
     ATM IMA DS1       4 port T1 ATM Inverse Multiplexing card (RJ-45)          $6,500    [*]% off list     $[*]      $[*]
----------------------------------------------------------------------------------------------------------------------------------
      ATM IMA E1       4 port E1 ATM Inverse Multiplexing card (RJ-45)          $6,500    [*]% off list     $[*]      $[*]
----------------------------------------------------------------------------------------------------------------------------------
    ATM IMA DS1-8      8 port T1 ATM Inverse Multiplexing card (RJ-45)          $9,500    [*]% off list     $[*]      $[*]
----------------------------------------------------------------------------------------------------------------------------------
     ATM IMA E1-8      8 port E1 ATM Inverse Multiplexing card (RJ-45)          $9,500    [*]% off list     $[*]      $[*]
----------------------------------------------------------------------------------------------------------------------------------
     ENH DS3 ATM       DS3 GCRA compliant ATM Card, with two BNC
                       connectors, compliant with DSX-3 specifications          $3,000    [*]% off list     $[*]      $[*]
----------------------------------------------------------------------------------------------------------------------------------
      ENH E3 ATM       E3 GCRA compliant ATM Card, with two BNC
                       connectors                                               $3,000    [*]% off list     $[*]      $[*]
----------------------------------------------------------------------------------------------------------------------------------
    ENH OC3 ATM MM     OC-3c/STM-1 GCRA compliant ATM Multimode
                       Card, with fiber optic SC connector (0-2Km)              $4,000    [*]% off list     $[*]      $[*]
----------------------------------------------------------------------------------------------------------------------------------
   ENH OC3ATM SM-IR    OC-3c/STM-1 GCRA compliant ATM Single Mode
                       Card, with fiber optic ST connector (0-19Km)             $6,000    [*]% off list     $[*]      $[*]
----------------------------------------------------------------------------------------------------------------------------------
   ENH OC3ATM SM-LR    OC-3c/STM-1 GCRA ATM Long-Reach Single
                       Mode Card, with fiber optic ST connector (12-
                       30Km)                                                    $8,000    [*]% off list     $[*]      $[*]
----------------------------------------------------------------------------------------------------------------------------------


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Cabletron Proprietary Information                                    Page 13
OEM Product Supply Agreement (Rev. Date 10/28/99)
Contract Number 99-OEMB-0622-1040

                                 CONFIDENTIAL

----------------------------------------------------------------------------------------------------------------------------------
 SONOMA SYSTEMS                  DESCRIPTION                                SONOMA      CABLETRON      PRICE TO    MAINTENANCE
  PART NUMBER                                                                LIST       DISCOUNT      CABLETRON       PRICE
----------------------------------------------------------------------------------------------------------------------------------
                       SONOMA ACCESS LAN CARDS (INCLUDES DRIVER
                       SOFTWARE LICENSE AND CERTIFICATION)
----------------------------------------------------------------------------------------------------------------------------------
 8000 FAST ENET-1      Fast Ethernet Card (10/100Mbps auto-sensing)           $750     [*]% off list     $[*]        $[*]
                       with RJ-45 connector (UTP).
----------------------------------------------------------------------------------------------------------------------------------
 8000 FAST ENET-4      Four-Port Fast Ethernet Card (10/100Mbps auto-       $3,000     [*]% off list     $[*]        $[*]
                       sensing), with RJ-45 connectors
----------------------------------------------------------------------------------------------------------------------------------
   8000 TRN 2          High Performance Token Ring Card (4/16Mbps           $1,200     [*]% off list     $[*]        $[*]
                       auto-sensing), with DB-9 and RJ-45 connectors.
----------------------------------------------------------------------------------------------------------------------------------
  8000 FDDI-SAS        FDDI Single-Attach (SAS) Interface Card, with        $5,000     [*]% off list     $[*]        $[*]
                       multimode fiber optic SC connector
----------------------------------------------------------------------------------------------------------------------------------
  8000 FDDI-DAS        FDDI Dual-Attach (DAS) Interface Card, with two      $8,000     [*]% off list     $[*]        $[*]
                       multimode fiber optic SC connectors
----------------------------------------------------------------------------------------------------------------------------------
                       SONOMA ACCESS MULTISERVICE CARDS (INCLUDES
                       ATM UPLINK, DRIVER SOFTWARE LICENSE AND
                       CERTIFICATION)
----------------------------------------------------------------------------------------------------------------------------------
   T1 CES IMA          Card set with four T1/E1 Circuit Emulation ports     $11,000    [*]% off list     $[*]        $[*]
                       (RJ-45) and four T1 ATM IMA uplink ports (RJ45).
                       Requires 3 slots.
----------------------------------------------------------------------------------------------------------------------------------
   E1 CES IMA          Card set with four T1/E1 Circuit Emulation ports     $11,000    [*]% off list     $[*]        $[*]
                       (RJ-45) and four E1 ATM IMA uplink ports (RJ-
                       45). Requires 3 slots.
----------------------------------------------------------------------------------------------------------------------------------
  T1 CES IMA-8         Card set with four T1/E1 Circuit Emulation ports     $14,500    [*]% off list     $[*]        $[*]
                       (RJ-45) and eight T1 ATM IMA uplink ports
                       (RJ45). REQUIRES 3 SLOTS.
----------------------------------------------------------------------------------------------------------------------------------
  E1 CES IMA-8         Card set with four T1/E1 Circuit Emulation ports     $14,500    [*]% off list     $[*]        $[*]
                       (RJ-45) and eight E1 ATM IMA uplink ports (RJ-
                       45). Requires 3 slots.
----------------------------------------------------------------------------------------------------------------------------------
    CES DS3            Card set with four T1/E1 Circuit Emulation ports      $7,500    [*]% off list     $[*]        $[*]
                       (RJ-45) and one DS3 ATM uplink with BNC
                       connectors. Requires 2 slots.
----------------------------------------------------------------------------------------------------------------------------------
    CES E3             Card set with four T1/E1 Circuit Emulation ports      $7,500    [*]% off list     $[*]        $[*]
                       (RJ-45) and one E3 ATM uplink with two BNC
                       connectors.  Requires 2 slots.
----------------------------------------------------------------------------------------------------------------------------------
  CES MM OC3           Card set with four T1/E1 Circuit Emulation ports      $8,500    [*]% off list     $[*]        $[*]
                       (RJ-45) and one OC-3c/STM-1 ATM uplink with
                       fiber optic SC connector (0-2Km).  Requires 2
                       slots.
----------------------------------------------------------------------------------------------------------------------------------
  CES SM IR OC3        Card set with four T1/E1 Circuit Emulation ports     $10,500    [*]% off list     $[*]        $[*]
                       (RJ-45) and one OC-3c/STM-1 ATM uplink with
                       fiber optic ST connector (0-19Km).  Requires 2
                       slots.
----------------------------------------------------------------------------------------------------------------------------------
  CES SM LR OC3        Card set with four T1/E1 Circuit Emulation ports     $12,500    [*]% off list     $[*]        $[*]
                       (RJ-45) and one OC-3c/STM-1 ATM uplink with
                       fiber optic ST connector (12-30Km).  Requires 2
                       slots.
----------------------------------------------------------------------------------------------------------------------------------


* CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

------------------------------------------------------------------------------
Cabletron Proprietary Information                                    Page 14
OEM Product Supply Agreement (Rev. Date 10/28/99)
Contract Number 99-OEMB-0622-1040

                                 CONFIDENTIAL

----------------------------------------------------------------------------------------------------------------------------------
 SONOMA SYSTEMS                                                                SONOMA    CABLETRON      PRICE TO      MAINTENANCE
  PART NUMBER                              DESCRIPTION                          LIST      DISCOUNT      CABLETRON        PRICE
----------------------------------------------------------------------------------------------------------------------------------
                       SONOMA ACCESS USER DOCUMENTATION:
----------------------------------------------------------------------------------------------------------------------------------
     HW IG             Sonoma Access/Integrator Hardware Installation           $100       [*]% off        $[*]
                       User Guide                                                             list
----------------------------------------------------------------------------------------------------------------------------------
   SUG-CRAFT           Sonoma Access/Integrator Craft User Guide                $100       [*]% off        $[*]
                       includes Craft user Interface and Hardware                             list
                       Section
----------------------------------------------------------------------------------------------------------------------------------
    QS CRAFT           Sonoma Access Quick Start Guide for Craft                 $15       [*]% off        $[*]
                       Interface                                                              list
----------------------------------------------------------------------------------------------------------------------------------
  SI-QS-CRAFT          Sonoma Integrator Quick Start Guide for Craft             $15       [*]% off        $[*]
                       Interface Users                                                        list
----------------------------------------------------------------------------------------------------------------------------------
     SV UG             SonomaView Element Management User Guide                 $100       [*]% off        $[*]
                       for Access and Integrator                                              list
----------------------------------------------------------------------------------------------------------------------------------
   SI-QS-SV            Sonoma Integrator Quick Start Guide for                   $15       [*]% off        $[*]
                       SonomaView EMS                                                         list
----------------------------------------------------------------------------------------------------------------------------------
 SUG Craft IG-DISK     Sonoma Access/Integrator Craft User Guide and             $50       [*]% off        $[*]
                       Hardware Installation Guide on 3.5-inch diskettes                      list
----------------------------------------------------------------------------------------------------------------------------------
                       SONOMA ACCESS ACCESSORIES:
----------------------------------------------------------------------------------------------------------------------------------
   CABLE MGMT          Cable Management option for PII Chassis.                 $200       [*]% off        $[*]              N/A
                       Consists of front bezel attachment with cable                          list
                       clamps
----------------------------------------------------------------------------------------------------------------------------------
    8000 SBP           Spare Blanking Plates (package of five)                   $50       [*]% off        $[*]              N/A
                                                                                              list
----------------------------------------------------------------------------------------------------------------------------------
    PII RM-19          19" Rackmount kit for Phase II chassis                   $250       [*]% off        $[*]              N/A
                                                                                              list
----------------------------------------------------------------------------------------------------------------------------------
    PII RM-23          23" Rackmount kit for Phase II chassis                   $250       [*]% off        $[*]              N/A
                                                                                              list
----------------------------------------------------------------------------------------------------------------------------------
  PII SAC TRAY         PII Single A/C power supply and fan tray assembly        $795       [*]% off        $[*]             $[*]
                       (switch selectable for 110 or 240 VAC)                                 list
----------------------------------------------------------------------------------------------------------------------------------
  PII DAC TRAY         PII Dual A/C power supply and fan tray assembly        $1,595       [*]% off        $[*]             $[*]
                       (switch selectable for 110 or 240 VAC)                                 list
----------------------------------------------------------------------------------------------------------------------------------
  PII DDC TRAY         PII Dual D/C power supply and fan tray assembly        $2,495       [*]% off        $[*]             $[*]
                       (-48 VDC)                                                              list
----------------------------------------------------------------------------------------------------------------------------------
                       SONOMA INTEGRATOR BASE UNITS
----------------------------------------------------------------------------------------------------------------------------------
  SI MSBRANCH          SONOMA INTEGRATOR Multiservice Branch Access           $7,500       [*]% off        $[*]             $[*]
                       Device, with autosensing 110/240 VAC power                             list
                       supply. Includes (4) T1/E1 ports and (1) 10/100
                       M Ethernet port
----------------------------------------------------------------------------------------------------------------------------------
                       SONOMA INTEGRATOR SOFTWARE
----------------------------------------------------------------------------------------------------------------------------------
   SI SW UNI           SONOMA INTEGRATOR software, V1.0.  Support for           $500       [*]% off        $[*]             $[*]
                       T1/E1 UNI, CES, SNMP agent, SonomaView                                 list
                       Quick Start, and SLIP management software,
                       diskettes with user documentation
----------------------------------------------------------------------------------------------------------------------------------
   SI SW IMA           SONOMA INTEGRATOR software, V1.0.  Support for         $1,500       [*]% off        $[*]             $[*]
                       T1/E1 IMA, CES, SNMP agent, SonomaView                                 list
                       Quick Start, and SLIP management software,
                       diskettes with user documentation
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                       SONOMA SYSTEMS SERVICE OPTIONS*
----------------------------------------------------------------------------------------------------------------------------------
     REPAIR            Repair for items not covered by warranty          [*]% of list          N/A    [*]% of list          N/A
                                                                             price                      price
----------------------------------------------------------------------------------------------------------------------------------


* CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

------------------------------------------------------------------------------
Cabletron Proprietary Information                                    Page 15
OEM Product Supply Agreement (Rev. Date 10/28/99)
Contract Number 99-OEMB-0622-1040

                                 CONFIDENTIAL


----------------------------------------------------------------------------------------------------------------------------------

   TRAIN-6     Training for up to 6 students.  Consists of a two-           $3,000           [*]% off       $[*] per         N/A
               day session, which takes place at a location                 per day            list         day plus
               agreed to by Sonoma Systems and the                        plus travel                      travel and
               Customer.  All equipment and space to be                   and out of                         out of
               provided by the Customer.                                    pocket                           pocket
                                                                             costs                            costs
----------------------------------------------------------------------------------------------------------------------------------
   TRAIN-12    Training for up to 7-12 students.  Consists of a             $5,000           [*]% off       $[*] per         N/A
               two-day session, which takes place at a location             per day            list         day plus
               agreed to by Sonoma Systems and the                        plus travel                      travel and
               Customer.  All equipment and space to be                   and out of                         out of
               provided by the Customer.                                    pocket                           pocket
                                                                             costs                            costs
----------------------------------------------------------------------------------------------------------------------------------
   INSTALL     Installation provided by Sonoma Systems.  The                $1,500           [*]% off       $[*] per         N/A
               minimum rate is one day, billed in 1/4 day                   per day            list         day plus
               increments.  There is an additional travel time fee        plus travel                      travel and
               of $75 per hour.                                           and out of                         out of
                                                                            pocket                           pocket
                                                                             costs;                          costs;
                                                                           variable                         variable
                                                                          travel and                       travel and
                                                                           expenses                         expenses
----------------------------------------------------------------------------------------------------------------------------------
   CONSULT     Sonoma Systems technical consulting service.                $150 per          [*]% off       $[*] per         N/A
               The hourly support price for consulting is $150/hr.           hour;             list           hour;
               For onsite services, Travel and Expense charge              Variable                         Variable
               may apply.                                                 travel and                       travel and
                                                                           expenses                         expenses
                                                                          may apply                        may apply
----------------------------------------------------------------------------------------------------------------------------------



* Initial Product Training shall be free of charge.

Training classes shall be at a [*]% discount off Supplier's list price. All travel and related expenses shall be born by Supplier.



* CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

------------------------------------------------------------------------------
Cabletron Proprietary Information                                      Page 16
OEM Product Supply Agreement (Rev. Date 10/28/99)
Contract Number  99-OEMB-0622-1040

                                 CONFIDENTIAL


                      CABLETRON OEM PRODUCT SALES AGREEMENT

                 EXHIBIT B - PRODUCT RE-BRANDING SPECIFICATIONS

PART I - AGREED MODIFICATIONS

1.   CUSTOMIZATION TO BE PERFORMED BY SUPPLIER:

1.1 HARDWARE - Supplier will produce a new design of the front-panel and back-panel labels with Cabletron's color, logo and product names for all Products. Supplier will modify the product chassis (front, side, top and back panel) and lid components to a Cabletron specified color.

Supplier will produce customized versions of all externally visible hardware modules which will include their respective Cabletron model numbers clearly visible when mounted in a standard rack configuration.

Supplier will provide Cabletron with the documentation which specifies the mechanical dimensions and label design of all Products so that they can be reviewed by Cabletron and returned to Supplier with exact specification of color codes, logo, label design style and any other layout information (the "CUSTOMER Specification"). From the CUSTOMER Specification, Supplier will produce a new set of production documentation to be used in the manufacture of the Products purchased by Cabletron pursuant hereto. This documentation must be approved by Cabletron in writing before production of Products for Cabletron can begin.

With respect to the changes by Cabletron changing the labeling of the company name and product numbers on the front and back of the Products to be delivered to Cabletron or its customers, such Products must be registered by Supplier on behalf of Cabletron under the safety approval files at UL, CSA, and CE Mark before changes in such labeling can be made. Supplier will also obtain EMC certificates/reports (FCC, and CE Mark) for the OEM version of the Products on behalf of Cabletron.

1.2 SWITCH SOFTWARE - Supplier will modify the Access and Integrator software images to recognize a special main board ID that will enable the display of Cabletron's company name and copyrights on the serial console, if necessary. Supplier will modify the software identification and naming on the interface modules. The modification of software items will be carried out from a written specification (Exhibit B-Part II) of changes supplied by Cabletron to Supplier detailing how menus and text strings should be changed. This specification will then be the acceptance criteria to be used by Cabletron when receiving the first and subsequent software releases from Supplier.

Production test software will be modified to program the board ID and special MAC base address if necessary according to specifications from Cabletron.

1.3 DOCUMENTATION - Supplier will modify all identified user manuals according to Cabletron specifications and supply these to Cabletron in electronic format. The files will by default be saved in Framemaker format. Cabletron Systems will review and approve these documents for acceptability according to Cabletron standards. Supplier will maintain configuration control of all customized manual versions.

1.4 MANAGEMENT SOFTWARE -- Supplier will modify the SonomaView Element Management System software for Cabletron to be renamed "SmartSwitch 1500 Element Management System" (outlined in Exhibit C-part II). Windows screen bitmaps of switch views are to be reviewed by Cabletron and modified by Supplier. Supplier will maintain the customized software and any future updates. Sonoma will also modify the SonomaView QuickStart software utility and relabel this product as the "SmartSwitch 1500 QuickStart" utility.


------------------------------------------------------------------------------
Cabletron Proprietary Information                                      Page 17
OEM Product Supply Agreement (Rev. Date 10/28/99)
Contract Number  99-OEMB-0622-1040

                                 CONFIDENTIAL


2. CUSTOMIZATION TO BE PERFORMED BY CABLETRON:

2.1 HARDWARE - None.

2.2  DEVICE SOFTWARE - None.

2.3 DOCUMENTATION - Cabletron will include a copyright notice in distributed manuals, which shall comply with applicable copyright law and identify the owner as Cabletron "and others." Cabletron shall include a U.S. government restricted rights notice in all user manuals. This will be provided to Supplier for inclusion into product manuals.

2.4 MANAGEMENT SOFTWARE -None. Cabletron reserves the right to develop on its own, network management software which supports the product.

3. CABLETRON SYSTEMS REQUIREMENTS - In the event Cabletron's System requirements require that at any term of this Exhibit be modified, Supplier agrees to comply with such requested modifications



------------------------------------------------------------------------------
Cabletron Proprietary Information                                      Page 18
OEM Product Supply Agreement (Rev. Date 10/28/99)
Contract Number  99-OEMB-0622-1040

                                 CONFIDENTIAL


                 EXHIBIT B - PRODUCT RE-BRANDING SPECIFICATIONS

                      PART II - CUSTOMIZATION REQUIREMENTS

                           Customization Requirements
                                Cabletron Systems
                 SmartSwitch 1500 ATM Integrated Access Devices
                                   Revision 1

SONOMA SYSTEMS PRODUCTS REQUIRED:

--------------------------------------------------------------------------------------------------------
                    DESCRIPTION                                   SONOMA             CABLETRON PART
                                                               SYSTEMS PART               NUMBER
                                                                  NUMBER
--------------------------------------------------------------------------------------------------------
SONOMA ACCESS  BASE UNITS
--------------------------------------------------------------------------------------------------------
Sonoma Access Pentium II Base Unit, with                       8000 SA PII               1A200-SA
switchable 110/240 VAC power supply for Multi-
media applications
--------------------------------------------------------------------------------------------------------
Sonoma Access Pentium II Base Unit, with                       8000 DA PII               1A200-DA
dual switchable 110/240 VAC power supply for Multi-
media applications
--------------------------------------------------------------------------------------------------------
Sonoma Access Pentium II Base Unit, with dual -                8000 DD PII               1A200-DD
48VDC power supplies for Multi-media applications
--------------------------------------------------------------------------------------------------------
SONOMA ACCESS  SOFTWARE
--------------------------------------------------------------------------------------------------------
SONOMA ACCESS TLX-TM- software, V4.0, high-                   8000 SW-TLX-4           1A200-SW-TLX-4
performance real-time operating system, SNMP
agent, Web DCS, and SLIP management software.
V4 supports CES, Quad T1/E1 UNI and new Token
Ring card.
--------------------------------------------------------------------------------------------------------
SonomaVIEW Element Management Package                          SONOMAVIEW               1A-SW-EMS
--------------------------------------------------------------------------------------------------------
SONOMA ACCESS WAN CARDS (INCLUDES DRIVER
SOFTWARE LICENSE AND CERTIFICATION)
--------------------------------------------------------------------------------------------------------
4 port T1 ATM Inverse Multiplexing card (RJ-45)                ATM IMA DS1             1A-IMA-82-4
--------------------------------------------------------------------------------------------------------
4 port E1 ATM Inverse Multiplexing card (RJ-45)                ATM IMA E1              1A-IMA-92-4
--------------------------------------------------------------------------------------------------------
8 port T1 ATM Inverse Multiplexing card (RJ-45)               ATM IMA DS1-8            1A-IMA-82-8
--------------------------------------------------------------------------------------------------------
8 port E1 ATM Inverse Multiplexing card (RJ-45)               ATM IMA E1-8             1A-IMA-92-8
--------------------------------------------------------------------------------------------------------
DS3 GCRA compliant ATM Card, with two BNC                      ENH DS3 ATM             1A-ATM-67-1
connectors, compliant with DSX-3 specifications
--------------------------------------------------------------------------------------------------------
E3 GCRA compliant ATM Card, with two BNC connectors             ENH E3 ATM             1A-ATM-77-1
--------------------------------------------------------------------------------------------------------
OC-3c/STM-1 GCRA compliant ATM Multimode                     ENH OC3 ATM MM            1A-ATM-21-1
Card, with fiber optic SC connector (0-2Km)
--------------------------------------------------------------------------------------------------------
OC-3c/STM-1 GCRA compliant ATM Single Mode                  ENH OC3ATM SM-IR          1A-ATM-29-1-IR
Card, with fiber optic ST connector (0-19Km)
--------------------------------------------------------------------------------------------------------
OC-3c/STM-1 GCRA ATM Long-Reach Single Mode                 ENH OC3ATM SM-LR          1A-ATM-29-1-LR
Card, with fiber optic ST connector (12-30Km)
--------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Cabletron Proprietary Information                                      Page 19
OEM Product Supply Agreement (Rev. Date 10/28/99)
Contract Number  99-OEMB-0622-1040

                                 CONFIDENTIAL

--------------------------------------------------------------------------------------------------------
                 DESCRIPTION                                     SONOMA                  CABLETRON PART
                                                              SYSTEMS PART                   NUMBER
                                                                 NUMBER
--------------------------------------------------------------------------------------------------------
SONOMA ACCESS LAN CARDS (INCLUDES DRIVER
SOFTWARE LICENSE AND CERTIFICATION)
--------------------------------------------------------------------------------------------------------
Fast Ethernet Card (10/100Mbps auto-sensing) with            8000 FAST ENET-1               1A-100TX-1
RJ-45 connector (UTP).
--------------------------------------------------------------------------------------------------------
Four-Port Fast Ethernet Card (10/100Mbps auto-               8000 FAST ENET-4               1A-100TX-4
sensing), with RJ-45 connectors
--------------------------------------------------------------------------------------------------------
High Performance Token Ring Card (4/16Mbps auto-               8000 TRN 2                   1A-HPTR-1
sensing), with DB-9 and RJ-45 connectors.
--------------------------------------------------------------------------------------------------------
FDDI Single-Attach (SAS) Interface Card, with                 8000 FDDI-SAS                1A-FDDI-SAS
multimode fiber optic SC connector
--------------------------------------------------------------------------------------------------------
FDDI Dual-Attach (DAS) Interface Card, with two               8000 FDDI-DAS                1A-FDDI-DAS
multimode fiber optic SC connectors
--------------------------------------------------------------------------------------------------------
SONOMA ACCESS MULTISERVICE CARDS (INCLUDES
ATM UPLINK, DRIVER SOFTWARE LICENSE AND
CERTIFICATION)
--------------------------------------------------------------------------------------------------------
Card set with four T1/E1 Circuit Emulation ports (RJ-          T1 CES IMA                1A-CESIMA-82-4
45) and four T1 ATM IMA uplink ports (RJ45).
Requires 3 slots.
--------------------------------------------------------------------------------------------------------
Card set with four T1/E1 Circuit Emulation ports (RJ-          E1 CES IMA                1A-CESIMA-92-4
45) and four E1 ATM IMA uplink ports (RJ-45).
Requires 3 slots.
--------------------------------------------------------------------------------------------------------
Card set with four T1/E1 Circuit Emulation ports (RJ-          T1 CES IMA-8              1A-CESIMA-82-8
45) and eight T1 ATM IMA uplink ports (RJ45).
REQUIRES 3 SLOTS.
--------------------------------------------------------------------------------------------------------
Card set with four T1/E1 Circuit Emulation ports (RJ-          E1 CES IMA-8              1A-CESIMA-92-8
45) and eight E1 ATM IMA uplink ports (RJ-45).
Requires 3 slots.
--------------------------------------------------------------------------------------------------------
Card set with four T1/E1 Circuit Emulation ports (RJ-            CES DS3                  1A-CES-67-1
45) and one DS3 ATM uplink with BNC connectors.
Requires 2 slots.
--------------------------------------------------------------------------------------------------------
Card set with four T1/E1 Circuit Emulation ports (RJ-            CES E3                   1A-CES-77-1
45) and one E3 ATM uplink with two BNC connectors.
Requires 2 slots.
--------------------------------------------------------------------------------------------------------
Card set with four T1/E1 Circuit Emulation ports (RJ-           CES MM OC3                1A-CES-21-1
45) and one OC-3c/STM-1 ATM uplink with fiber
optic SC connector (0-2Km).  Requires 2 slots.
--------------------------------------------------------------------------------------------------------
Card set with four T1/E1 Circuit Emulation ports (RJ-          CES SM IR OC3            1A-CES-29-1-IR
45) and one OC-3c/STM-1 ATM uplink with fiber
optic ST connector (0-19Km).  Requires 2 slots.
--------------------------------------------------------------------------------------------------------
Card set with four T1/E1 Circuit Emulation ports (RJ-          CES SM LR OC3            1A-CES-29-1-LR
45) and one OC-3c/STM-1 ATM uplink with fiber
optic ST connector (12-30Km).  Requires 2 slots.
--------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Cabletron Proprietary Information                                      Page 20
OEM Product Supply Agreement (Rev. Date 10/28/99)
Contract Number  99-OEMB-0622-1040

                                 CONFIDENTIAL


----------------------------------------------------------------------------------------------------
                                                                     SONOMA         CABLETRON PART
                        DESCRIPTION                               SYSTEMS PART         NUMBER
                                                                    NUMBER
----------------------------------------------------------------------------------------------------
SONOMA ACCESS  USER DOCUMENTATION:
----------------------------------------------------------------------------------------------------
Sonoma Access/Integrator Hardware Installation User Guide                HW IG          1A-UG-4
----------------------------------------------------------------------------------------------------
Sonoma Access/Integrator Craft User Guide includes Craft             SUG-CRAFT        1A-UG-Craft
user Interface and Hardware Section
----------------------------------------------------------------------------------------------------
Sonoma Access Quick Start Guide for Craft Interface Users             QS-CRAFT       1A200-QSCRAFT
----------------------------------------------------------------------------------------------------
Sonoma Integrator Quick Start Guide for Craft Interface            SI-QS-Craft       1A100-QSCRAFT
Users
----------------------------------------------------------------------------------------------------
SonomaView Element Management User Guide for Access and                  SV UG         1A-UG-EMS
Integrator
----------------------------------------------------------------------------------------------------
Sonoma Integrator Quick Start Guide for SonomaView EMS                SI-QS-SV       1A100-QS-EMS
----------------------------------------------------------------------------------------------------
Sonoma Access/Integrator Craft User Guide and Hardware       SUG-Craft IG-DISK       1A-UG-DISK-4
Installation Guide on 3.5-inch diskettes
----------------------------------------------------------------------------------------------------
SONOMA ACCESS  ACCESSORIES:
----------------------------------------------------------------------------------------------------
Cable Management option for PII Chassis.  Consists of front         CABLE MGMT       1A200-CBLMGMT
bezel attachment with cable clamps
----------------------------------------------------------------------------------------------------
Spare Blanking Plates (package of five)                               8000 SBP         1A200-SBP
----------------------------------------------------------------------------------------------------
19" Rackmount kit for Phase II chassis                               PII RM-19        1A200-RM-19
----------------------------------------------------------------------------------------------------
23" Rackmount kit for Phase II chassis                               PII RM-23        1A200-RM-23
----------------------------------------------------------------------------------------------------
PII Single A/C power supply and fan tray assembly (switch         PII SAC TRAY      1A200-SAC-TRAY
selectable for 110 or 240 VAC)
----------------------------------------------------------------------------------------------------
PII Dual A/C power supply and fan tray assembly (switch           PII DAC TRAY      1A200-DAC-TRAY
selectable for 110 or 240 VAC)
----------------------------------------------------------------------------------------------------
PII Dual D/C power supply and fan tray assembly                   PII DDC TRAY      1A200-DDC-TRAY
(-48 VDC)
----------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Cabletron Proprietary Information                                      Page 21
OEM Product Supply Agreement (Rev. Date 10/28/99)
Contract Number  99-OEMB-0622-1040

                                 CONFIDENTIAL


----------------------------------------------------------------------------------------------------
                                                                     SONOMA         CABLETRON PART
                        DESCRIPTION                               SYSTEMS PART         NUMBER
                                                                    NUMBER
----------------------------------------------------------------------------------------------------
SONOMA INTEGRATOR BASE UNITS
----------------------------------------------------------------------------------------------------
SONOMA INTEGRATOR Multiservice Branch Access Device, with      SI MSBRANCH             1A100-SA
autosensing 110/240 VAC power supply.  Includes (4) T1/E1
ports and (1) 10/100 M Ethernet port
----------------------------------------------------------------------------------------------------
SONOMA INTEGRATOR SOFTWARE
----------------------------------------------------------------------------------------------------
SONOMA INTEGRATOR software, V1.0.  Support for T1/E1 UNI,       SI SW UNI           1A100-SW-UNI-1
CES, SNMP agent, SonomaView Quick Start, and SLIP
management software, diskettes with user documentation
----------------------------------------------------------------------------------------------------
SONOMA INTEGRATOR software, V1.0.  Support for T1/E1 IMA,       SI SW IMA           1A100-SW-IMA-2
CES, SNMP agent, SonomaView Quick Start, and SLIP
management software, diskettes with user documentation
----------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Cabletron Proprietary Information                                      Page 22
OEM Product Supply Agreement (Rev. Date 10/28/99)
Contract Number  99-OEMB-0622-1040

                                 CONFIDENTIAL


CABLETRON VERSIONS

-----------------------------------------------------------------------------------------------------------------
 CABLETRON PART         MODEL NAME                                      DESCRIPTION
       NO.
-----------------------------------------------------------------------------------------------------------------
                                                             SMARTSWITCH 1500 COMPACT BASE UNIT
-----------------------------------------------------------------------------------------------------------------
      1A100-SA     SmartSwitch 1500      SmartSwitch 1500 Compact System with autosensing 110/240 VAC power
                   Compact System        supply.  Includes (4) T1/E1 ports and (1) 10/100 M Ethernet port
-----------------------------------------------------------------------------------------------------------------
                                                             SMARTSWITCH 1500 COMPACT SOFTWARE
-----------------------------------------------------------------------------------------------------------------
1A100-SW-UNI-1     SmartSwitch 1500      SmartSwitch 1500 Compact System software, V1.0.  Support for T1/E1 UNI,
                   Compact Firmware      CES, SNMP agent, SmartSwitch 1500 Quick  Start, and SLIP management software, diskettes  with user documentation
-----------------------------------------------------------------------------------------------------------------
1A100-SW-IMA-2     SmartSwitch 1500      SmartSwitch 1500 Compact System software, V2.0. Support for T1/E1 IMA,
                   Compact Firmware      CES, SNMP agent, SmartSwitch 1500 Quick Start, and SLIP
                                         management software, diskettes with user documentation
-----------------------------------------------------------------------------------------------------------------
                                                            SMARTSWITCH 1500 MODULAR BASE UNITS
-----------------------------------------------------------------------------------------------------------------
   1A200-SA        SmartSwitch 1500      SmartSwitch 1500 Modular Base Unit, Single 110/240 VAC autosensing power
                   Modular System        supply
-----------------------------------------------------------------------------------------------------------------
    1A200-DA       SmartSwitch 1500      SmartSwitch 1500 Modular Base Unit, Dual 110/240 VAC autosensing power
                   Modular System        supply
-----------------------------------------------------------------------------------------------------------------
    1A200-DD       SmartSwitch 1500      SmartSwitch 1500 Modular Base Unit, Dual -48VDC power supplies
                   Modular System
-----------------------------------------------------------------------------------------------------------------
                                                             SMARTSWITCH 1500 MODULAR SOFTWARE
-----------------------------------------------------------------------------------------------------------------
1A200-SW-TLX-4     SmartSwitch 1500      SmartSwitch 1500 Modular Firmware, V4.0, high-performance real-time
                   Modular Firmware      operating system, SNMP agent, Web DCS, and SLIP management software.
                                         V4 supports CES, Quad T1/E1 UNI and new Token Ring card.
-----------------------------------------------------------------------------------------------------------------
                                                            SMARTSWITCH 1500 NETWORK MANAGEMENT
-----------------------------------------------------------------------------------------------------------------
  1A-SW-EMS        SmartSwitch 1500 EMS  SmartSwitch 1500 Element Management Package
-----------------------------------------------------------------------------------------------------------------
                                                             SMARTSWITCH 1500 MODULAR WAN CARDS
                                                    (INCLUDES DRIVER SOFTWARE LICENSE AND CERTIFICATION)
-----------------------------------------------------------------------------------------------------------------
   1A-IMA-82-4     SmartSwitch 1500 IOM  SmartSwitch 1500 Modular 4 port T1 ATM Inverse Multiplexing card (RJ-45)
-----------------------------------------------------------------------------------------------------------------
   1A-IMA-92-4     SmartSwitch 1500 IOM  SmartSwitch 1500 Modular 4 port E1 ATM Inverse Multiplexing card (RJ-45)
-----------------------------------------------------------------------------------------------------------------
   1A-IMA-82-8     SmartSwitch 1500 IOM  SmartSwitch 1500 Modular 8 port T1 ATM Inverse Multiplexing card (RJ-45)
-----------------------------------------------------------------------------------------------------------------
   1A-IMA-92-8     SmartSwitch 1500 IOM  SmartSwitch 1500 Modular 8 port E1 ATM Inverse Multiplexing card (RJ-45)
-----------------------------------------------------------------------------------------------------------------
   1A-ATM-67-2     SmartSwitch 1500 IOM  SmartSwitch 1500 Modular DS3 GCRA compliant ATM Card, with two BNC connectors, compliant with DSX-3 specifications
-----------------------------------------------------------------------------------------------------------------
   1A-ATM-77-2     SmartSwitch 1500 IOM  SmartSwitch 1500 Modular E3 GCRA compliant ATM Card, with two BNC connectors
-----------------------------------------------------------------------------------------------------------------
   1A-ATM-21-1     SmartSwitch 1500 IOM  SmartSwitch 1500 Modular OC-3c/STM-1 GCRA compliant ATM Multimode Card, with fiber optic SC connector (0-2Km)
-----------------------------------------------------------------------------------------------------------------
 1A-ATM-29-1-IR    SmartSwitch 1500 IOM  SmartSwitch 1500 Modular OC-3c/STM-1 GCRA compliant ATM Single Mode Card, with fiber optic ST connector (0-19Km)
-----------------------------------------------------------------------------------------------------------------
 1A-ATM-29-1-LR    SmartSwitch 1500 IOM  SmartSwitch 1500 Modular OC-3c/STM-1 GCRA ATM Long-Reach Single Mode
                                         Card, with fiber optic ST connector (12-30Km)
-----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Cabletron Proprietary Information                                      Page 23
OEM Product Supply Agreement (Rev. Date 10/28/99)
Contract Number  99-OEMB-0622-1040

                                 CONFIDENTIAL


-----------------------------------------------------------------------------------------------------------------------------
 CABLETRON PART
       NO.                MODEL NAME                                     DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------
                                                              SMARTSWITCH 1500 MODULAR LAN CARDS
                                                     (INCLUDES DRIVER SOFTWARE LICENSE AND CERTIFICATION)
-----------------------------------------------------------------------------------------------------------------------------
   1A-100TX-1        SmartSwitch 1500 IOM     SmartSwitch 1500 Modular Fast Ethernet Card (10/100Mbps
                                              auto-sensing) with RJ-45 connector (UTP).
-----------------------------------------------------------------------------------------------------------------------------
   1A-100TX-4        SmartSwitch 1500 IOM     SmartSwitch 1500 Modular Four-Port Fast Ethernet Card (10/100Mbps
                                              auto-sensing), with RJ-45 connectors
-----------------------------------------------------------------------------------------------------------------------------
    1A-HPTR-1        SmartSwitch 1500 IOM     SmartSwitch 1500 Modular High Performance Token Ring Card
                                              (4/16Mbps auto-sensing), with DB-9 and RJ-45 connectors.
-----------------------------------------------------------------------------------------------------------------------------
   1A-FDDI-SAS       SmartSwitch 1500 IOM     SmartSwitch 1500 Modular FDDI Single-Attach (SAS) Interface Card,
                                              with multimode fiber optic SC connector
-----------------------------------------------------------------------------------------------------------------------------
   1A-FDDI-DAS       SmartSwitch 1500 IOM     SmartSwitch 1500 Modular FDDI Dual-Attach (DAS) Interface Card,
                                              with two multimode fiber optic SC connectors
-----------------------------------------------------------------------------------------------------------------------------
                                                          SMARTSWITCH 1500 MODULAR MULTISERVICE CARDS
                                               (INCLUDES ATM UPLINK, DRIVER SOFTWARE LICENSE AND CERTIFICATION)
-----------------------------------------------------------------------------------------------------------------------------
 1A-CESIMA-82-4      SmartSwitch 1500 IOM     SmartSwitch 1500 Modular Card set with four T1/E1
                                              Circuit Emulation ports (RJ-45) and four T1 ATM IMA uplink ports (RJ45). Requires 3 slots.
-----------------------------------------------------------------------------------------------------------------------------
 1A-CESIMA-92-4      SmartSwitch 1500 IOM     SmartSwitch 1500 Modular Card set with four T1/E1 Circuit Emulation ports (RJ-45) and four E1 ATM IMA uplink ports  (RJ-45).  Requires 3 slots.
-----------------------------------------------------------------------------------------------------------------------------
 1A-CESIMA-82-8      SmartSwitch 1500 IOM     SmartSwitch 1500 Modular Card set with four T1/E1 Circuit Emulation ports (RJ-45) and eight T1 ATM IMA uplink ports (RJ45).  REQUIRES 3 SLOTS.
-----------------------------------------------------------------------------------------------------------------------------
 1A-CESIMA-92-8      SmartSwitch 1500 IOM     SmartSwitch 1500 Modular Card set with four T1/E1 Circuit Emulation ports (RJ-45) and eight E1 ATM IMA uplink ports (RJ-45).  Requires 3 slots.
-----------------------------------------------------------------------------------------------------------------------------
   1A-CES-67-1       SmartSwitch 1500 IOM     SmartSwitch 1500 Modular Card set with four T1/E1 Circuit Emulation ports (RJ-45) and one DS3 ATM uplink with BNC connectors.  Requires 2 slots.
-----------------------------------------------------------------------------------------------------------------------------
   1A-CES-77-1       SmartSwitch 1500 IOM     SmartSwitch 1500 Modular Card set with four T1/E1 Circuit Emulation ports (RJ-45) and one E3 ATM uplink with two BNC connectors.  Requires 2 slots.
-----------------------------------------------------------------------------------------------------------------------------
   1A-CES-21-1       SmartSwitch 1500 IOM     SmartSwitch 1500 Modular Card set with four T1/E1 Circuit Emulation ports (RJ-45) and one OC-3c/STM-1 ATM uplink with fiber optic SC connector (0-2Km).  Requires 2 slots.
-----------------------------------------------------------------------------------------------------------------------------
 1A-CES-29-1-IR      SmartSwitch 1500 IOM     SmartSwitch 1500 Modular Card set with four T1/E1 Circuit
                                              Emulation ports (RJ-45) and one OC-3c/STM-1 ATM uplink with fiber optic ST connector (0-19Km).  Requires 2 slots.
-----------------------------------------------------------------------------------------------------------------------------
 1A-CES-29-1-LR      SmartSwitch 1500 IOM     SmartSwitch 1500 Modular Card set with four T1/E1 Circuit
                                              Emulation ports (RJ-45) and one OC-3c/STM-1 ATM uplink with fiber optic ST connector (12-30Km).  Requires 2 slots.
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Cabletron Proprietary Information                                      Page 24
OEM Product Supply Agreement (Rev. Date 10/28/99)
Contract Number  99-OEMB-0622-1040

                                 CONFIDENTIAL


-----------------------------------------------------------------------------------------------------------------------------
 CABLETRON PART
       NO.                MODEL NAME                                     DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------
                                                             SMARTSWITCH 1500 USER DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------
     1A-UG-4        SmartSwitch 1500 User     SmartSwitch 1500 Modular and Compact Hardware Installation User
                           Guide              Guide
-----------------------------------------------------------------------------------------------------------------------------
   1A-UG-Craft      SmartSwitch 1500 User     SmartSwitch 1500 Modular and Compact Craft User Guide
                           Guide
-----------------------------------------------------------------------------------------------------------------------------
  1A200-QSCRAFT    SmartSwitch 1500 Modular   SmartSwitch 1500 Modular Base Unit V3/V4 Quick Start Guide for
                   Craft Quick Start Guide    Craft Interface Users
-----------------------------------------------------------------------------------------------------------------------------
  1A100 QSCRAFT    SmartSwitch 1500 Compact   Sonoma Integrator Quick Start Guide for Craft Interface
                   Craft Quick Start Guide
-----------------------------------------------------------------------------------------------------------------------------
    1A-UG-EMS      SmartSwitch 1500 EMS User  SmartSwitch 1500 Compact and Modular Element Management User Guide
                            Guide
-----------------------------------------------------------------------------------------------------------------------------
  1A100-QS-EMS     SmartSwitch 1500 Compact   SmartSwitch 1500 Compact Quick Start Guide for EMS
                    EMS Quickstart Guide
-----------------------------------------------------------------------------------------------------------------------------
   1A-UG-DISK        SmartSwitch 1500 User    SmartSwitch 1500 Craft User Guide and Hardware Installation Guide
                       Guide - Softcopy       on 3.5-inch diskettes
-----------------------------------------------------------------------------------------------------------------------------
                                                             SMARTSWITCH 1500 MODULAR ACCESSORIES
-----------------------------------------------------------------------------------------------------------------------------
  1A200-CBLMGMT    SmartSwitch 1500 Modular   SmartSwitch 1500 Modular Cable Management option.  Consists of
                          Accessories         front bezel attachment with cable clamps
-----------------------------------------------------------------------------------------------------------------------------
    1A200-SBP      SmartSwitch 1500 Modular   SmartSwitch 1500 Modular Spare Blanking Plates (package of five)
                         Accessories
-----------------------------------------------------------------------------------------------------------------------------
   1A200-RM-19     SmartSwitch 1500 Modular   SmartSwitch 1500 Modular 19" Rackmount kit
                        Accessories
-----------------------------------------------------------------------------------------------------------------------------
   1A200-RM-23     SmartSwitch 1500 Modular   SmartSwitch 1500 Modular 23" Rackmount kit
                         Accessories
-----------------------------------------------------------------------------------------------------------------------------
1A200-SAC-TRAY        SmartSwitch 1500        SmartSwitch 1500 Modular Single A/C power supply and
                     Modular Accessories      fan tray assembly (switch  selectable for 110 or 240 VAC)
-----------------------------------------------------------------------------------------------------------------------------
1A200-DAC-TRAY      SmartSwitch 1500          SmartSwitch 1500 Modular Dual A/C power supply and fan tray
                   Modular Accessories        assembly (switch selectable for 110 or 240 VAC)
-----------------------------------------------------------------------------------------------------------------------------
 1A200-DDC-TRAY    SmartSwitch 1500 Modular   SmartSwitch 1500 Modular Dual D/C power supply and fan tray
                          Accessories         assembly (-48 VDC)
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Cabletron Proprietary Information                                      Page 25
OEM Product Supply Agreement (Rev. Date 10/28/99)
Contract Number  99-OEMB-0622-1040

                                 CONFIDENTIAL


HARDWARE LABELS, BAR CODES AND PAINT/COLORS

Supplier will comply with the following standards for product packaging, appearance and finish:

-    STD0039 - Supplier Products Packaging and Bar Code Identification
     Requirements
-    STD0032 - Appearance Spec for Fabricated Sheet Metal Components
-    STD0033 - Product Finish and Color Standard

Supplier will supply the following for Cabletron Engineering review and mark-up:

-    Colors on chassis (paint chip including texture)
-    Design style and color on Front-panel labels for base box and modules
-    Assembly drawings
-    Sheet metal drawings
-    Label drawings including all regulatory information
-    Packout drawings
-    All documents that will be shipped with the product
-    Multi-level BOMs on all products
-    AML Info on all parts with specifications

FIRMWARE/MIBS/LOCAL MANAGEMENT SCREENS

Supplier agrees to customize the following according to Cabletron specifications: All references to proprietary Supplier brands, trademarks, or part numbers (e.g. "Sonoma Systems", "Access", "Integrator", or "8000 ENET") that may appear in the product's craft interface, and MIBs will be replaced by corresponding Cabletron replacement names and part numbers. Such references will be further detailed in a subsequent amendment to this agreement which provides exact text string and MIB values, as well as MIB filename specifications. This amendment will be completed within fourteen
(14) days of the original signing of this agreement.

TEST SOFTWARE

   -   Production Test software will be modified:
   -   To program board-ID to according to OEM Customer
   - To program special Node-id (Base MAC address) according to OEM customer requirements.

Cabletron will provide Supplier with a range of addresses if necessary. The MAC addresses programmed into the device will be reflected on the exterior of the device.

   - To scan special main-board and box bar-code labels as specified by OEM customer.
   - To implement any special test requirements in addition to "normal" test flow.

NETWORK MANAGEMENT SOFTWARE

Supplier will supply a customized version of the "SonomaView Element Management System" re-labeled as "SmartSwitch 1500 Element Management
System." Supplier also agrees to supply a customized version of the "SonomaView QuickStart" application re-labeled as the "SmartSwitch 1500 QuickStart" application. All references to proprietary Supplier brands, trademarks, or part numbers (e.g. "Sonoma Systems", "Access", "Integrator", or "8000 ENET") that may appear in the product will be replaced by corresponding Cabletron replacement names and part numbers. Such references will be further detailed in a subsequent amendment to this agreement which provides exact text and graphics specifications. This amendment will be completed within fourteen (14) days of the original signing of this agreement.


------------------------------------------------------------------------------
Cabletron Proprietary Information                                    Page 26
OEM Product Supply Agreement (Rev. Date 10/28/99)
Contract Number 99-OEMB-0622-1040

                                 CONFIDENTIAL


REGULATORY APPROVALS

-   Supplier agrees to file and obtain the "GS" Mark through Dekra.
- Supplier agrees to modify the current regulatory labels, replacing the Sonoma Name, Logo, and Model Number with Cabletron supplied replacements. Cabletron will provide a modified template of the regulatory label for Supplier to use for this purpose.
- Sonoma shall file all regulatory documentation associated with the above regulatory label change. This includes North American and European Safety, EMC, and Telecommunication requirements.
- Supplier to promptly notify Cabletron of any change to a Product which affects regulatory approval or requires re-testing.

DOCUMENTATION

Development of OEM versions of all hardware and software product user manuals, quick guides, and reference guides will be provided by Supplier. Cabletron Systems will provide the standard boilerplate disclaimer information and warranty card to be included in the manuals by Supplier. All documentation for Hardware and Software shall be submitted for Cabletron Systems' review and mark-up. Supplier will make changes to all current and future product documentation to reflect the Cabletron Systems name, logo, copy rights and part numbers.

Manuals include:

         1A-UG             - Sonoma Access/Integrator Hardware Installation
                             User Guide
         1A-UG-Craft       - Sonoma Access/Integrator Craft User Guide
         1A200-QSCRAFT     - Sonoma Access Quick Start Guide for Craft
                             Interface Users
         1A100-QSCRAFT     - Sonoma Integrator Quick Start Guide for Craft
                             Interface Users
         1A-UG-EMS         - SonomaView EMS User Guide for the Access and
                             Integrator
         1A-100-QA-EMS     - SonomaView EMS Quick Start Guide for SonomaView
                             Interface
         1A-UG-DISK        - Sonoma Access/Integrator Craft User Guide and
                             Hardware Installation Guide on 3.5-inch diskettes

DISKETTE LABELS FOR DEVICE IMAGE AND NETWORK MANAGEMENT SOFTWARE AND MANUALS -

Supplier will supply a customized version of the various diskette labels for the Product image files, MIB files, network management software, and documentation. The modified labeling specifications will be further detailed in a subsequent amendment to this agreement which provides exact text and graphics specifications for the labels. This amendment will be completed within fourteen (14) days of the original signing of this agreement.

PACKAGING

Will comply to the following Cabletron standard supplied to Supplier

-   STD0039 - Supplier Product Packaging and Bar Code Identification
    Requirements
- Plain brown cardboard shipping box with applicable international shipping symbols (e.g. fragile, stacking height), but no company logos or other markings
- Shipping label applied to the outside of the box, customized as per Cabletron Systems standard
- Supplier will send samples of the box and shipping label to Cabletron Systems for review and approval Other items included in box are: US power cord, installation and user guide, Image/MIB CD or diskettes, any included Network Management CD/diskettes and manual, firmware release notes, Cabletron Warranty, power cord safety document, rack mount ears/screws, console cable

CABLETRON SYSTEMS REQUIREMENTS

In the event Cabletron's system requirements require that at any term of this Exhibit be modified, Supplier agrees to comply with such requested modifications.


------------------------------------------------------------------------------
Cabletron Proprietary Information                                    Page 27
OEM Product Supply Agreement (Rev. Date 10/28/99)
Contract Number 99-OEMB-0622-1040

                                 CONFIDENTIAL


                      CABLETRON OEM PRODUCT SALES AGREEMENT

                       EXHIBIT C - PRODUCT SPECIFICATIONS

1 INTRODUCTION

1.1 PURPOSE - The purpose of this exhibit is to define the general QA provisions for Supplier as a Product supplier to Cabletron.

1.2 SCOPE - The scope of this exhibit is to define requirement and control for

-    Quality system for production
-    First article qualification
-    Acceptable quality level
-    Inspection and testing standards
-    Inspection and testing procedures
-    RMA procedures and controls
-    Product traceability
-    Corrective action system
-    Market (end customer) complaint system

2 QA PROVISIONS

2.1 QUALITY SYSTEM FOR PRODUCTION

It is required that all products marketed by Cabletron are manufactured under a quality system in accordance with the international standard EN ISO 9002 (or EN ISO 9001).

Supplier must supply a valid certificate to Cabletron QA for documentation of the above requirement and a statement that all products under this Cabletron Agreement will be produced at the certified manufacturing facility.

2.2 FIRST ARTICLE QUALIFICATION

Cabletron will perform a 100% qualification of the first production lot shipped to Cabletron.

The verification will be based on a 100% visual inspection for verification of workmanship quality and a 100% functional test for verification of the functional specification. The requirements for visual and functional quality are specified in the section 2.4 below.

A first article qualification report (FAQ) will be prepared by Cabletron and the report will be returned to Supplier for indication of the results and, if required, request for corrective action.

The approval for volume shipment will be granted based on Cabletron QA approval of the first article lot.

Supplier may be requested for additional regulatory and/or technical documentation for Cabletron to conclude the FAQ evaluation.

2.3 ACCEPTABLE QUALITY LEVEL

Cabletron shall inspect incoming Products according to the following AQL values for major/minor errors: 0.25/1.0.

The inspection and testing shall be performed in accordance with MIL-STD 105E, General Inspection Level 2, using single sampling plans for Normal, Reduced or Tightened inspection as applicable. Based on the outcome of the inspection and test Cabletron shall accept or reject the product lot in question.


------------------------------------------------------------------------------
Cabletron Proprietary Information                                    Page 28
OEM Product Supply Agreement (Rev. Date 10/28/99)
Contract Number 99-OEMB-0622-1040

                                 CONFIDENTIAL


If the lot is rejected under Tightened inspection and based on the rejection statistics, resulting in a Discontinuation, Cabletron will Discontinue inspection of the Product and require documented corrective actions initiated from Supplier in order to resume inspection using Tightened inspection sample plans.

2.4 INSPECTION AND TESTING STANDARDS

QA inspection performed by Cabletron will be covering both a visual and functional audit of received product lots.

The visual inspection will be performed in accordance with the following international industry standards:

-    IPC-A-610, "Acceptability of Electronic Assemblies", latest version.
-    IPC-A-600, "Acceptability of Printed Boards", latest version.

The products are considered as class 2 products ("Dedicated Service Electronics products") when using the IPC specifications.

Functional test will be performed with test software and test set-up as used and specified by either Cabletron or Supplier.

If the test set-up and test software is specified by Cabletron then Supplier shall provide Cabletron with a detailed test set-up specification and test software for Cabletron review and acceptance, prior to first shipment of products.

Cabletron shall, in good faith, review and comment the test set-up and test software for adequacy and completeness prior to acceptance.

Cabletron reserves the right to perform, or contract a third party to perform, a source inspection of Supplier's manufacturing facilities upon a fourteen (14) day notice to Supplier. The inspection will not take place during the last week of Supplier's financial quarter.

2.5 INSPECTION AND TESTING PROCEDURES

Functional defects identified by Cabletron according to the requirement standards mentioned above shall be considered as major defects. Visual defects classified by the IPC standards as "non-conforming defects" shall be considered as major defects. "Non-conforming process indicators" shall be considered as minor defects.

If a Product-lot is rejected during inspection, Cabletron must in agreement with Supplier, select one (1) of the following alternatives for handling of the rejected lots:

(A): Cabletron returns the entire rejected lot to Supplier at no cost to Cabletron. Supplier must replace the rejected lot within no more than thirty
(30) days from the date of the rejection notified by letter or telefax. Furthermore, Supplier will reimburse freight and duty charges as applicable paid by Cabletron for the transportation of the rejected lot.

(B): Representatives from Supplier must perform 100% inspection and test of all Products in the rejected lot. The testing will take place at Supplier premises utilizing, if necessary, Sonoma's test equipment at no expense to Cabletron Systems. All Products failing this test will be returned at Supplier's expense to Supplier for fault analysis and corrective actions. Supplier must replace the rejected Products within no more than thirty (30) days from the date of rejection.

(C): Representatives from Cabletron will perform 100% inspection and test of all Products in the rejected lot and will charge Supplier for the screening time used. All Products failing this test will be returned at Supplier' expense to Supplier for fault analysis and corrective actions. Supplier must replace the rejected Products within no more than thirty (30) days from the date of rejection.

As one of the three alternatives has been completed, the rejected lot shall undergo a re-inspection. Cabletron, will at his own discretion, determine whether re-inspection shall include all types or classes of defects or just the particular types or classes of defects which caused initial rejection. Re-inspection will be performed using the sample plans used for the proceeding inspection of the rejected lot.


------------------------------------------------------------------------------
Cabletron Proprietary Information                                    Page 29
OEM Product Supply Agreement (Rev. Date 10/28/99)
Contract Number 99-OEMB-0622-1040

                                 CONFIDENTIAL


2.6 RETURN MATERIAL AUTHORIZATION PROCEDURES

All returned Products shall be controlled under a Return Material
Authorization (RMA) system maintained by Supplier. Cabletron shall obtain an RMA-number prior to returning any products to Supplier. Supplier shall provide a complete failure analysis within ten (10) business days.

Cabletron must supply the following RMA information to Supplier

Customer identification
Serial number of the product
Failure information (system setup, failure details, etc.)

Products must be packaged and shipped to Supplier using packing materials sufficient to prevent either accidental opening of the carton or damage to the equipment resulting from normal handling during shipment. Cabletron is responsible for shipping charges to Supplier except as set forth in section
2.5. Supplier will pay shipping costs and bear the risk of loss of sending such repaired or replacement equipment back to Cabletron.

Upon receiving the RMA products at Supplier, a credit note must be issued to Cabletron. If it is not possible to repair/rework the RMA products within five
(5) working days, a replacement shipment must be returned to Cabletron without any cost related to Cabletron.

Supplier must report the test, debug and repair/rework results to Cabletron as soon as these data have been collected.

2.7 PRODUCT TRACEABILITY - Supplier shall adhere to the product traceability requirements of Cabletron described below.

Production: Supplier shall establish an internal system to allow traceability of all units (marked by unique serial number) to specific production lots (or batches). This will allow Cabletron to trace all units from one (1) production lot based on one (1) defective unit returned from a customer.

Materials: Supplier shall have established an internal system to allow traceability from production lots to material lots used in that production lot. This will allow traceability of specific defective materials reported from a customer or identified elsewhere.

Shipment: Supplier shall include production lot and serial number documentation with all shipments to Cabletron. Individual shipments shall be divided by production lot and thus enable Cabletron to segregate Supplier production lots warehouse wise. All shipments received at Cabletron will be identified by a unique Cabletron batch number.

2.8 CORRECTIVE ACTION SYSTEM

Supplier shall have a corrective action system established in order to handle request from Cabletron in regard to e.g. production quality, test problems, RMA products or other related quality problems related to the product. The corrective actions should be taken within the time frames specified below depending on the severity of the issue.

         Severity/Category 1 - 48 hours
         Severity/Category 2 - 5 days
         Severity/Category 3 - 10 days

Supplier shall allocate adequate resources to handle this task. The names of the contact persons available to Supplier are listed in Exhibit D of this Agreement.

2.9 MARKET (CUSTOMER) COMPLAINTS


------------------------------------------------------------------------------
Cabletron Proprietary Information                                    Page 30
OEM Product Supply Agreement (Rev. Date 10/28/99)
Contract Number 99-OEMB-0622-1040

                                 CONFIDENTIAL


In cases of customer complaints from the market, Cabletron request that Supplier allocates resources (i.e. a contact person) in order to initiate root cause analysis and to implement corrective actions, if required, in consultation and cooperation with Cabletron.

Cabletron will be responsible for all contact with the customer. Cabletron will be responsible for all corrective actions and related tasks to be performed in that regard.

2.10 ENGINEERING CHANGE ORDER (ECO) CONTROL

All products will be under strict ECO control by Cabletron Systems.

Supplier must submit all proposed ECOs and Product deviations to Cabletron for review and approval.

Cabletron will either approve or deny all submitted ECOs in writing within fourteen (14) days from the date of receipt of all materials associated with the ECO.

Supplier may not implement any ECO or deviation to the affected Product(s) unless it receives written approval from Cabletron Systems.

In case of a mandatory ECO to the rebranded Product, it is Supplier's responsibility to initiate, organize and perform any necessary product call backs from the field. It is also Supplier's responsibility to perform all rework necessary on all affected units in stock or called back.


------------------------------------------------------------------------------
Cabletron Proprietary Information                                    Page 31
OEM Product Supply Agreement (Rev. Date 10/28/99)
Contract Number 99-OEMB-0622-1040

                                 CONFIDENTIAL


                      CABLETRON OEM PRODUCT SALES AGREEMENT

                    EXHIBIT D - TECHNICAL SUPPORT GUIDELINES

NATURE OF TECHNICAL SUPPORT - During the term of this Agreement, Supplier will assist Cabletron in the identification and resolution of Product performance problems and errors. Supplier's technical support shall be Level 3 Support to Cabletron in connection with its support of its Resellers and End Users. Level 1 Support and Level 2 Support shall be the sole and exclusive responsibility of Cabletron and its Resellers. Level 3 Support shall be provided by Supplier only to engineering personnel designated by Cabletron who are trained in the technical operation of the Product. Supplier's support will be provided in accordance with the following guidelines:

1.   TECHNICAL SUPPORT

1.1 AVAILABILITY - Supplier shall provide non-emergency Level 3 Support via telephone, facsimile and electronic during the hours of 8:00 AM to 8:00 PM EST, Monday through Friday. In addition, Supplier agrees to provide emergency technical support via telephone, facsimile, or pager access twenty-four hours (24) per day, seven (7) days per week.

1.2 RESPONSE - Cabletron shall use reasonable efforts to attempt to resolve End User support requirements for the Products. If Cabletron cannot successfully resolve an issue within a reasonable period of time, Supplier's technical support staff will provide assistance. Supplier will provide an initial response to all Cabletron support requests within two
     (2) hours, and Cabletron and Supplier will mutually agree, in good faith, what additional information or documentation will be required for resolution of the problem. Supplier will provide a problem report form for Cabletron's use in reporting problems.

2.   ERROR CORRECTION

2.1. ERROR DEFINITIONS - "Error" means a reproducible that causes a Product not to function substantially in conformance with its specifications. Errors are classified as follows:

     Category 1: End User's network segment or management application is down or experiencing a consistent, measurable performance impact with no immediate resolution available.

     Category 2: End User is experiencing intermittent failure, performance degradation, or functionality of network or management applications.

     Category 3: Issues that do not affect customer's normal network or management application operation or questions concerning Product functionality or usage.

2.2. NON-EMERGENCY TECHNICAL SUPPORT - For End User or Reseller problems not deemed by Cabletron to be an emergency, Supplier will use its best efforts to address and resolve the problems as quickly as practicable during business hours. If a particular problem is not resolved within two (2) Business Days following the initial call to Supplier, technical support managers and engineers for each Party, will discuss and work in good faith to devise and implement a satisfactory resolution. Problems regarded as non-emergencies include: (i) installation and operation problems, i.e. routine questions that can be resolved by following documentation; and
     (ii) deviations from documentation, omissions and known workarounds, i.e. problems that cannot be resolved by following the documentation or result from reasonable misinterpretation of the documentation.

2.3. EMERGENCY TECHNICAL SUPPORT - Supplier acknowledges that Category 1 and Category 2 Errors should be resolved quickly. During the applicable Warranty Period, Supplier shall replace any defective Products or correct Errors promptly following receipt of notice from Cabletron, not to exceed the following:

     - Supplier shall provide an initial response to Errors reported by Cabletron during business hours within two (2) hours and Cabletron and Supplier shall promptly agree in good faith to any additional information and documentation that may be required to permit Supplier to resolve such errors. The error correction period begins after Cabletron has enough information to profile the error and can recreate the error or has access to a facility where the error can be


------------------------------------------------------------------------------
Cabletron Proprietary Information                                    Page 32
OEM Product Supply Agreement (Rev. Date 10/28/99)
Contract Number 99-OEMB-0622-1040

                                 CONFIDENTIAL


         recreated.

     - Supplier shall use its best efforts to resolve Category 1 Errors within two (2) working days of receipt of notice of such Error.

     - Supplier shall use its best efforts to resolve Category 2 Errors within five (5) working days of receipt of notice of such Error.

     - Supplier shall use its best efforts to resolve Category 3 Errors within fifteen (15) working days of receipt of notice of such Error.

       The prescribed Error correction periods above may be extended by agreement of the Parties, e.g., if resolution of problem requires hardware certification or test, or if resolution represents significant risk to the primary Product functions.

2.4. SUPPORT REPORTS AND EVALUATION - Supplier shall provide a reporting mechanism by which Cabletron will regularly receive a detailed list of the status of all Errors reported and resolved, including a list of workarounds and bug-fixes. At least once during each calendar quarter, the Parties shall hold management-level meetings to discuss improvements in support.

3.   TECHNICAL SUPPORT HOTLINE

Cabletron shall make all requests for technical support to the following hotline telephone or facsimile number, or via the Internet to the address indicated:

     Supplier Technical Hotline contacts as follows:

     Telephone No.  __________________________
     Facsimile No.  ___________________________

     Electronic Mail:  _______________________@_________________________
     Designated Senior Support Manager:__________________________________

Supplier may change contact telephone numbers, facsimile numbers, or Internet addresses on ten days' notice.


------------------------------------------------------------------------------
Cabletron Proprietary Information                                    Page 33
OEM Product Supply Agreement (Rev. Date 10/28/99)
Contract Number 99-OEMB-0622-1040

                                 CONFIDENTIAL


                      CABLETRON OEM PRODUCT SALES AGREEMENT

                       EXHIBIT E - SOFTWARE LICENSE TERMS

Cabletron will grant You a non-transferable, nonexclusive license to use the enclosed software (the "Licensed Software") and the accompanying documentation (the Licensed Software, the media embodying the Licensed Software, and the documentation are referred to in this Agreement as the "Licensed Materials") on one single computer if You agree to the following terms and conditions:

1. TERM

This Agreement is effective from the date on which You open the package containing the Licensed Materials. You may terminate the Agreement at any time by destroying the Licensed Materials, together with all copies, modifications and merged portions in any form. The Agreement and your license to use the Licensed Materials will also terminate if You fail to comply with any term or condition herein.

2. LICENSE

The license granted to You by Cabletron when You open this sealed package authorizes You to use the Licensed Software on any one, single computer only, or any replacement for that computer. A separate license, under a separate Software License Agreement, is required for any other computer on which You or another individual or employee intend to use the Licensed Software. YOU MAY NOT USE, COPY, OR MODIFY THE LICENSED MATERIALS IN WHOLE, OR IN PART, EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT.

3. OWNERSHIP

The Licensed Materials are the sole and exclusive property of Cabletron and/or its software suppliers. By paying the fee required for this license and by opening this sealed package, You do not become the owner of the licensed materials, but are entitled to use them according to the terms of this Agreement.

4. RESTRICTION AGAINST TRANSFER

You may not sublicense, assign, share, sell, rent, lease, or otherwise transfer your individual right to use the Licensed Materials.

5. RESTRICTION AGAINST COPYING OR MODIFYING LICENSED MATERIALS

The Licensed Materials are proprietary to and copyrighted by Cabletron and/or its software suppliers.

Except as expressly permitted in this Agreement, You may not copy or otherwise reproduce the Licensed Materials.

In no event does the limited copying or reproduction permitted under this Agreement include the right to decompile, disassemble, electronically transfer, or reverse engineer the Licensed Software, or to translate the Licensed Software into another computer language.

The media embodying the Licensed Software may be copied by You, in whole or in part, into printed or machine readable form, in sufficient numbers for use by You for backup, or archive purposes, or to replace a worn or defective copy. However, You agree not to have more than two (2) copies of the Licensed Software in whole or in part, including the original media, in your possession for said purposes without Cabletron's prior written consent. You may not copy or reproduce the documentation. You agree to maintain appropriate records of the location of the original media and all copies of the Licensed Software, in whole or in part, made by You.

You may modify the machine readable form of the Licensed Software for your own use, or merge the Licensed Software into other program material to form an updated work for your own use, but on termination of this Agreement, You are required to completely remove the Licensed Software from any such updated work. Any portion of the Licensed Software included in


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any such updated work shall be used only on a single computer and shall remain subject to the terms and conditions of this Agreement.

You agree to include any copyright notice set forth on the label of the media embodying the Licensed Software on any copy of the Licensed Software in any form, in whole or in part, or on any modification of the Licensed Software or any updated work containing the Licensed Software or any part thereof.

6. PROTECTION AND SECURITY

You agree not to deliver or otherwise make available the Licensed Materials or any part thereof, including without limitation the object/ source code of the Licensed Software, to any party other than Cabletron or its employees, except for purposes specifically related to your use of the Licensed Software on a single computer, without the prior written consent of Cabletron. You agree to use your best efforts and take all reasonable steps to safeguard the Licensed Materials to ensure that no unauthorized person shall have access thereto and that no unauthorized copy, publication, disclosure, or distribution, in whole or in part, in any form shall be made, and You agree to notify Cabletron of any unauthorized use thereof.

You acknowledge that the Licensed Materials contain valuable confidential information and trade secrets, and that unauthorized use, copying and/ or disclosure thereof are harmful to Cabletron and/ or its software suppliers. You agree that in the event of a breach of this Agreement, Cabletron shall be entitled to monetary damages and its reasonable attorneys' fees and costs in enforcing this Agreement, and injunctive relief to restrain such breach.

7. LIMITED WARRANTY AND LIMITATION OF LIABILITY

(For the purposes of this Section 7, Cabletron Systems, Inc. and its software suppliers and licensors are collectively referred to as "Cabletron".) The only warranty Cabletron makes to You in connection with this license of the Licensed Materials is that the media on which the Licensed Software is recorded will be replaced without charge, if Cabletron in good faith determines that the media and proof of payment of the license fee are returned to Cabletron or the dealer from whom it was obtained within ninety
(90) days of the date of payment of the license fee.

Cabletron has tested its software with current virus checking technologies. However, because no anti- virus system is 100% reliable, we strongly caution You to write protect and then verify that the Licensed Software, prior to installing it, is virus-free with an anti-virus system in which You have confidence.

Cabletron makes no representations or warranties to the effect that the Licensed Software is virus- free. CABLETRON MAKES NO WARRANTY OR REPRESENTATION, EXPRESSED OR IMPLIED, WITH RESPECT TO THE LICENSED SOFTWARE, AND IT IS LICENSED "AS IS". THE WARRANTY AND REMEDY PROVIDED ABOVE ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WHICH ARE EXPRESSLY DISCLAIMED, AND STATEMENTS OR REPRESENTATIONS MADE BY ANY OTHER PERSON OR FIRM ARE VOID. ONLY TO THE EXTENT SUCH EXCLUSION OF IMPLIED WARRANTY(IES) IS NOT PERMITTED BY LAW, THE DURATION OF ANY IMPLIED WARRANTY(IES) IS LIMITED TO THE DURATION OF THE WARRANTY SET FORTH ABOVE. YOU ASSUME ALL RISK AS TO THE QUALITY, FUNCTION, AND PERFORMANCE OF THE LICENSED MATERIALS. IN NO EVENT WILL CABLETRON OR ANY OTHER PARTY WHO HAS BEEN INVOLVED IN THE CREATION, PRODUCTION, OR DELIVERY OF THE LICENSED MATERIALS BE LIABLE FOR SPECIAL, DIRECT, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES TO ANY PARTY, INCLUDING LOSS OF DATA OR PROFITS OR INABILITY TO USE THE LICENSED MATERIALS, EVEN IF CABLETRON OR SUCH OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL CABLETRON OR SUCH OTHER PARTY'S LIABILITY FOR ANY DAMAGES OR LOSS TO YOU OR ANY OTHER PARTY EXCEED THE LICENSE FEE YOU PAID FOR THE LICENSED MATERIALS.

Some states do not allow limitations on how long an implied warranty lasts and some states do not allow the exclusion or limitation of incidental or consequential damages, so the above limitation and exclusion may not apply to You.

This warranty gives You specific legal rights, and You may also have other rights which vary from state to state.


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8. EXPORT LAW ASSURANCES

You agree and certify that neither the Licensed Materials, nor any other technical data you received from Cabletron, nor the direct product thereof, will be exported outside the United States except as authorized and as permitted by the laws and regulations of the United States. If the Licensed Materials have been rightfully obtained by You outside of the United States, You agree that You will not re-export the Licensed Materials nor any other technical data received from Cabletron, nor the direct product thereof, except as permitted by the laws and regulations of the United States and the laws and regulations of the jurisdiction in which You obtained the Licensed Materials.

9. U.S. GOVERNMENT RESTRICTED RIGHTS

The enclosed product (a) was developed solely at private expense; (b) contains "restricted computer software" submitted with restricted rights in accordance with Section 52227-19(a) through (d) of the Commercial Computer Software-Restricted Rights Clause and its successors, and (c) in all respects is proprietary data belonging to Cabletron and/or its suppliers.

For Department of Defense units, the product is licensed with "Restricted Rights" as defined in the DoD Supplement to the Federal Acquisition Regulations, Section 52.227-7013(c)(1)(ii) and its successors, and use, duplication, and disclosure by the Government is subject to restrictions as set forth in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at 252.227.7013.

10. GENERAL

If any provision of this Agreement is determined to be invalid or unenforceable under any applicable law, it shall be deemed omitted and the remaining provisions shall continue in full force and effect. Cabletron's waiver of any right shall not constitute waiver of that right in future. This Agreement is to be governed by and constructed in accordance with the laws of the State of New Hampshire. Any notice or other communication to be sent to Cabletron must be mailed by certified mail to the following address:

CABLETRON SYSTEMS, INC., P. O. Box 5005, Rochester, New Hampshire 03867-5005,
Attention: Manager, Service Contracts

This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof, and all prior agreements, representations, statements and undertakings, oral or written, are hereby expressly superseded and canceled. Should You have any questions regarding this Agreement, You may contact Cabletron at the address set forth above.

Copyright September, 1995 Cabletron Systems, Inc.


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OEM Product Supply Agreement (Rev. Date 10/28/99)
Contract Number 99-OEMB-0622-1040